[front cover]

AMERICAN CENTURY
Annual Report

[graphic of rowers]
[graphic of markets diary/stocks chart]

Ultra(reg.sm)
Vista

April 30, 2002

[american century logo and text logo (reg. sm)]

[inside front cover]

Turn to the inside back cover to see a list of American Century funds classified by objective and risk.

Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers III and James E. Stowers, Jr.]

James E. Stowers, Jr., standing, with  James E. Stowers III

     We witnessed a remarkable turnaround in the six months covered by  this report. Overcoming the events of September 11, economic growth turned positive after only one down quarter and accelerated strongly in the first quarter of this year. Investors responded to these positive developments with a resounding stock rally in the fourth quarter of 2001.

     However, accounting concerns, weak corporate earnings, high-profile bankruptcy filings, as well as terrorism threats, weighed heavily on the market the first four months of 2002. Although we recognize that these issues will continue  to challenge investors, we are optimistic that the pieces are in place for an economic recovery and that conditions are improving for our growth investors.

     Turning to administrative matters, we continue to look for ways to provide you with useful investment information in  a timely fashion through our Web site, www.americancentury.com. You'll notice that we are streamlining our funds'
annual and semiannual reports. At the same time, we've put more emphasis on quarterly fund performance commentaries, which should be available online shortly after each  calendar quarter end.

     We're pleased that so many of you appreciate the recent enhancements we made to your personal homepages. Based on your feedback, we improved the organization, presentation, and  navigation of your investment folders and accounts, without changing features and services you use most. These changes provide you with one-click access to the most important tools you need to conduct business and maintain your accounts.

     With all our Web site enhancements, our goal is to save you time, simplify your online experience, and give you timely access to pertinent investment information. If you haven't visited our site recently, you can learn more by taking an online tour available from  our homepage.

     We appreciate your continued confidence in American Century and firmly believe that "The Best is Yet to Be(reg.sm)."

Sincerely,

/s/James E. Stowers, Jr.                   /s/James E. Stowers III
James E. Stowers, Jr.                      James E. Stowers III
Founder and Chairman of the Board          Co-Chairman of the Board

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   Table of Contents

   Market Perspective .....................................................    2

ULTRA

VISTA

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   16
   Statement of Operations ................................................   17
   Statement of Changes
      in Net Assets .......................................................   18
   Notes to Financial
      Statements ..........................................................   19
   Financial Highlights ...................................................   23

OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   31
   Background Information
      Portfolio Managers ..................................................   32
      Investment Philosophy

                                              www.americancentury.com      1

Market Perspective from C. Kim Goodwin
--------------------------------------------------------------------------------

[photo of C. Kim Goodwin]

C. Kim Goodwin, chief investment officer,  U.S. growth equities

    The U.S. economy and the stock market showed signs of improvement during the six months covered by this report. The S&P 500 Index finished with a 2.29% gain as investors balanced positive economic trends with weakness in corporate profits.

     Attempts to reconcile conflicting economic and corporate news are reflected in performance that varied by market capitalization and investment style. During the period, the small stocks that traditionally lead the market coming out of a recession dramatically outperformed large stocks. At the same time, wary investors remained valuation conscious, and lower-priced value stocks outperformed growth issues in all capitalization ranges.

     The period opened amid a fourth-quarter rally that was long on sentiment but short on fundamental strength. Investors were confident that the economy was on the mend, and they were betting -- with little data to back them up -- that corporate profits would soon follow suit. Though the economy continued to gain strength in 2002, a strong profit recovery did not materialize. The rally stalled early this year and share prices declined under the weight of an earnings season filled with weak profit reports and modest expectations for the future. Growing concern about accounting practices and rising international tensions also contributed to the uncertain conditions. Throughout the rest of the period, the market vacillated as investors tried to determine when corporate profits would catch up with the resurgent economy.

     Your portfolio managers added value by following disciplined, bottom-up investment strategies that are centered on identifying companies demonstrating accelerating growth. This stock-by-stock approach kept our portfolios focused on companies whose revenues and earnings are benefiting from strong end-market demand for their goods and services, and led us to reduce our exposure to companies facing declining demand.  For example, some of the period's top performers enjoyed sustainable fundamental growth due to robust spending in the consumer marketplace. Meanwhile, some of the worst performing stocks were hurt by cutbacks in corporate spending.

     As we look ahead, we see reasons to be optimistic about future opportunities for growth investors. Growth stocks, particularly smaller issues, participated in the equity rebound, and indicators point to continued
improvement. The economy is growing again after only one quarter of contraction, interest rates remain near historic lows, and productivity growth is strong. In addition,  corporations are beginning to see their profit margins pick up as the benefits of cost cutting fall to the bottom line. These lower costs will provide the lever for rising profits as revenues improve.

     Though we expect volatility to continue in the months ahead, we are optimistic that these positive economic trends bode well for growth investors over the long term.

[left margin]

     The U.S. economy and the stock report. The S&P 500 Index finished "AS WE
LOOK AHEAD, WE SEE REASONS TO BE OPTIMISTIC ABOUT FUTURE OPPORTUNITIES FOR
GROWTH INVESTORS."

MARKET RETURNS
FOR THE SIX MONTHS ENDED APRIL 30, 2002

S&P 500             2.29%
S&P MIDCAP 400     20.02%
RUSSELL 2000       20.03%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED APRIL 30, 2002

 2      1-800-345-2021

Ultra--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 2002

                 INVESTOR CLASS              ADVISOR CLASS            INSTITUTIONAL CLASS             C CLASS
              (INCEPTION 11/2/81)         (INCEPTION 10/2/96)        (INCEPTION 11/14/96)       (INCEPTION 10/29/01)

              ULTRA        S&P 500        ULTRA       S&P 500         ULTRA       S&P 500       ULTRA        S&P 500

6 MONTHS* ..  4.94%         2.29%         4.82%        2.29%          5.03%        2.29%      3.43%(3)        2.29%
1 YEAR ..... -9.83%       -12.64%       -10.12%      -12.64%         -9.58%      -12.64%            --          --
===================================================================================================================================
AVERAGE ANNUAL RETURNS
===================================================================================================================================
3 YEARS .... -5.65%        -5.75%        -5.86%       -5.75%         -5.49%       -5.75%            --          --
5 YEARS ....  8.06%         7.55%         7.81%        7.55%          8.26%        7.55%            --          --
10 YEARS ... 12.68%        12.22%           --           --             --           --             --          --
LIFE OF FUND 15.05%     14.59%(1)         7.75%     9.92%(2)          7.58%        8.74%     1.63%*(4)       -1.43%*(5)

*Returns for periods less than one year are not annualized.

(1)  Since 10/31/81, the date nearest the class's inception for which data are available.

(2)  Since 9/30/96, the date nearest the class's inception for which data are available.

(3)  Return reflects deduction of the 1.00% maximum contingent deferred sales charge imposed on shares redeemed within the first year after purchase. Return would have been 4.42% if shares were not redeemed during the period.

(4)  Return reflects deduction of the 1.00% maximum contingent deferred sales charge imposed on shares redeemed within the first year after purchase. Return would have been 2.62% if shares were not redeemed during the period.

(5)  Since 10/25/01, the date nearest the class's inception for which data are available.

See pages 31-33 for information about share classes, the S&P 500 Index, and returns.

GROWTH OF $10,000 OVER 10 YEARS

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The S&P 500 Index is provided for comparison in each graph. Ultra's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P 500 Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED APRIL 30)

                                              www.americancentury.com      3

Ultra--Performance Review
--------------------------------------------------------------------------------

[photo of Bruce Wimberly, Jerry Sullivan, John Sykora, and Jim Stowers III]

     A commentary by the Ultra investment team: Co-Lead Portfolio Manager Bruce
Wimberly, Portfolio Manager Jerry Sullivan, Co-Lead Portfolio Manager John
Sykora, and American Century Co-Chairman Jim Stowers III.

     Ultra gained 4.94%* during the six months ended April 30, 2002, a period in which the average large-cap-growth fund tracked by Lipper Inc. declined by
0.87%. Ultra also beat its benchmark, the S&P 500 Index, which rose 2.29%.

     Ultra has outperformed its peers and benchmark on a longer-term basis as well. Over the last three years, Ultra's average peer and its benchmark posted average annual losses of 9.40% and 5.75%, respectively, while the fund declined by an  average of 5.65%. Over the last five years, Ultra shareholders were rewarded with average annual gains of 8.06% compared to average returns of 5.18%
for the average peer and 7.55% for the benchmark.

     The portfolio's positive performance came as the economy and the stock market began shaking off the doldrums that have weighed on returns for two years. Ultra participated in the fourth-quarter rally when investors pushed stocks higher on hopes that the recession would end and corporate profits would recover. As we entered 2002, the economy continued to gain momentum, but corporate profits did not. The stock market gave back some of its previous gains as companies disappointed investors with a fifth consecutive quarter of declining profits and modest outlooks for the future.

CONSUMERS DRIVE PROFITS

     With profit-challenged corporations tightening their budgets, consumer spending was a critical source of economic strength throughout the recession and it remained firm in the early stages of the recovery. This was reflected in the fundamental strength of our top contributors, cyclical companies whose earnings hinge on the willingness of shoppers to make discretionary purchases. In this environment, upscale clothing and accessory manufacturers such as Liz Claiborne performed better than expected and were rewarded by the market. We also earned solid results from department stores, particularly discounters that gained market share catering to bargain-conscious shoppers.

     Investments in companies that make non-cyclical goods also performed well.
This included manufacturers of cigarettes, soft drinks, snacks, and personal products that offered stable earnings growth at a time when many companies were posting disappointing results. Some of our top holdings in this area benefited from effective restructuring and cost-control programs. Procter & Gamble is a good example. The country's top household goods manufacturer posted solid results when its cost-cutting efforts accentuated the positive impact of rising revenues.

     The effect of the robust consumer marketplace was felt in commercial services sector as well. Our returns were helped by transaction-processing

* All fund returns referenced in this review are for Investor Class shares.

[left margin]

PORTFOLIO AT A GLANCE

                                                       AS OF 4/30/02
NET ASSETS                                             $26.0 BILLION

                                                4/30/02          10/31/01
NO. OF EQUITY SECURITIES                          232               193
P/E RATIO                                        28.5              25.6
MEDIAN MARKET                                    $8.48             $7.10
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED AVERAGE                                $69.6             $90.5
   MARKET CAPITALIZATION                        BILLION           BILLION
PORTFOLIO TURNOVER                               36%(1)            86%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)                             0.99%(3)            0.98%

(1)    Six months ended 4/30/02.

(2)    Year ended 10/31/01.

(3)    Annualized.

TYPES OF INVESTMENTS IN  THE PORTFOLIO
================================================================================
                                                          AS OF APRIL 30, 2002
U.S. COMMON STOCKS,
   EQUITY FUTURES & WARRANTS                                     92.1%
FOREIGN STOCKS                                                    3.9%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                         96.0%
TEMPORARY CASH INVESTMENTS                                        4.0%

Investment terms are defined in the Glossary on pages 33-34.

 4      1-800-345-2021

Ultra--Performance Review
--------------------------------------------------------------------------------

                                                                    (Continued)

companies whose revenues are tied to credit-card activity. One of the leaders in this area is First Data, an Ultra holding that earns revenue on each of the debit-, credit- and smart-card transactions that it processes daily.

ENERGY AND FINANCIAL ISSUES RISE

     Ultra got a boost from investments in energy companies leveraged to natural gas. Our stake in producers benefited from the higher commodity prices.
Similarly, energy services companies such as ENSCO saw their share prices climb as drilling activity bottomed and the market anticipated improved pricing conditions.

     In addition, our investments in the financial sector continued to benefit from historically low interest rates. The best performers were loan originators, insurers, and servicing companies that participated in the refinancing boom.
Investments in life insurance companies and property and casualty insurers also contributed to Ultra's returns.

HEALTH CARE AND TELECOM DECLINE

     Investments in health care stocks were the biggest detractors from Ultra's returns during the period. Brand-name drug manufacturers declined the most.
Their profits were under pressure from generic competitors and delays in new product introductions. Results also were slowed by holdings in companies that make medical products and supplies. Perkin Elmer, a manufacturer of electronics and lab equipment used in drug development, was the biggest detractor. We eliminated our position in the  company when its profits declined on slowing demand.

     Though we trimmed our telecommunications position during the period, we were unable to completely sidestep the weakness in this troubled sector. With their voice services reduced to commodity status, traditional telephone companies, such as SBC Communications, have struggled to increase earnings through new broadband, wireless, and long-distance offerings. In addition, our stake in companies providing technology to wireless providers declined as the industry suffered from the effects of excess debt and slowing subscriber growth.

LOOKING AHEAD

     As we've described in this report, conditions for growth investors have improved since last fall, and economic indicators point to improvement. We are hopeful that the positive economic trends will be sustained and contribute to a favorable environment for growth investors.

[right margin]

TOP TEN HOLDINGS
                                                  % OF FUND INVESTMENTS
                                                AS OF               AS OF
                                               4/30/02            10/31/01

PHILIP MORRIS
     COMPANIES INC.                             4.3%                3.4%
PFIZER, INC.                                    3.6%                6.8%
AMERICAN INTERNATIONAL
     GROUP, INC.                                2.1%                4.0%
MICROSOFT CORP.                                 1.9%                1.9%
GENERAL ELECTRIC CO.                            1.9%                2.5%
JOHNSON & JOHNSON                               1.9%                1.7%
WASHINGTON
     MUTUAL, INC.                               1.8%                0.7%
CITIGROUP INC.                                  1.7%                3.4%
MERCK & CO., INC.                               1.5%                1.6%
LIBERTY MEDIA
     CORPORATION                                1.5%                1.7%

TOP FIVE INDUSTRIES

                                                  % OF FUND INVESTMENTS

                                                AS OF               AS OF
                                               4/30/02            10/31/01

DRUGS                                          11.1%               10.9%
PROPERTY & CASUALTY
     INSURANCE                                  6.1%                8.3%
FINANCIAL SERVICES                              4.9%                7.6%
TOBACCO                                         4.6%                3.6%
DEFENSE/AEROSPACE                               4.2%                1.0%

                                         www.americancentury.com          5

Ultra--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 2002 (UNAUDITED)

Shares                     ($ in Thousands)                             Value
--------------------------------------------------------------------------------

 COMMON STOCKS & WARRANTS - 92.2%

ALCOHOL - 0.2%

   689,914  Constellation Brands, Inc.(1)                          $     41,671
                                                                 ---------------

APPAREL & TEXTILES - 1.9%

   265,000  Coach Inc.(1)                                                14,840

 4,894,843  Jones Apparel Group, Inc.(1)                                190,654

 6,130,000  Liz Claiborne, Inc.(2)                                      191,807

 1,374,934  Nautica Enterprises, Inc.(1)                                 19,772

 1,211,921  Polo Ralph Lauren Corp.(1)                                   34,843

 1,000,000  Timberland Co. (The)(1)                                      40,800
                                                                 ---------------

                                                                        492,716
                                                                 ---------------

BANKS - 2.6%

 2,451,000  Bank of America Corp.                                       177,648

10,229,599  Citigroup Inc.                                              442,942

 1,350,000  Wells Fargo & Co.                                            69,053
                                                                 ---------------

                                                                        689,643
                                                                 ---------------

CHEMICALS - 1.5%

   460,000  3M Co.                                                       57,868

   845,000  Cabot Corp.                                                  25,181

 1,225,100  FMC Corp.(1)                                                 47,411

   735,000  Scotts Co. (The) Cl A(1)                                     35,067

 4,050,000  Sealed Air Corp.(1)(2)                                      180,913

 1,429,600  Sherwin-Williams Co.                                         43,932
                                                                 ---------------

                                                                        390,372
                                                                 ---------------

CLOTHING STORES - 1.0%

    25,600  Chico's FAS, Inc.(1)                                            924

   722,000  Ross Stores, Inc.                                            29,302

 4,925,000  TJX Companies, Inc. (The)                                   214,632

   200,000  Tommy Hilfiger Corp.(1)                                       3,126
                                                                 ---------------

                                                                        247,984
                                                                 ---------------

COMPUTER HARDWARE
& BUSINESS MACHINES - 0.5%

 1,935,000  Black Box Corporation(1)(2)                                  90,548

 4,332,003  Sun Microsystems, Inc.(1)                                    35,284
                                                                 ---------------

                                                                        125,832
                                                                 ---------------

COMPUTER SOFTWARE - 2.4%

 1,022,818  Check Point Software
               Technologies Ltd.(1)                                      18,554

 9,398,000  Microsoft Corp.(1)(3)                                       491,092

11,274,400  Oracle Corp.(1)                                             113,251

    34,642  Per-Se Technologies, Inc. Warrants(1)                             5
                                                                 ---------------
                                                                        622,902
                                                                 ---------------

Shares                     ($ in Thousands)                              Value
--------------------------------------------------------------------------------

CONSTRUCTION & REAL PROPERTY - 1.0%

 2,345,000  Cemex SA ADR                                           $     74,337

   317,400  KB Home                                                      15,822

 5,460,700  Masco Corp.                                                 153,446

   150,000  Nortek Inc.(1)                                                6,636

   297,500  Pulte Homes Inc.                                             15,827
                                                                 ---------------
                                                                        266,068
                                                                 ---------------

CONSUMER DURABLES - 0.2%

 2,295,000  Leggett & Platt, Inc.                                        60,359
                                                                 ---------------

DEFENSE/AEROSPACE - 4.2%

 3,155,100  General Dynamics Corp.                                      306,329

 8,555,000  Honeywell International Inc.                                313,797

 1,140,000  Lockheed Martin Corp.                                        71,706

 3,096,200  Northrop Grumman Corp.                                      373,588

 1,155,000  Precision Castparts Corp.                                    40,852
                                                                 ---------------
                                                                      1,106,272
                                                                 ---------------

DEPARTMENT STORES - 2.4%

 4,123,000  Costco Companies, Inc.(1)                                   165,765

 1,905,000  May Department Stores Co. (The)                              66,065

   715,000  Sears, Roebuck & Co.                                         37,716

 3,668,000  Target Corp.                                                160,108

 3,592,600  Wal-Mart Stores, Inc.                                       200,684
                                                                 ---------------
                                                                        630,338
                                                                 ---------------

DRUGS - 11.1%

 5,775,000  Abbott Laboratories                                         311,561

   450,000  AmerisourceBergen Corp.                                      34,875

 4,340,000  Bristol-Myers Squibb Co.                                    124,992

   715,000  Cardinal Health, Inc.                                        49,514

 1,245,000  Eli Lilly and Company                                        82,232

 2,506,301  GlaxoSmithKline Plc ADR                                     120,428

 7,636,000  Johnson & Johnson                                           487,635

 7,135,000  Merck & Co., Inc.                                           387,716

25,820,275  Pfizer, Inc.                                                938,567

 3,669,500  Pharmacia Corp.                                             151,293

 1,540,145  Teva Pharmaceutical
               Industries Ltd. ADR                                       86,394

 2,470,000  Wyeth                                                       140,790
                                                                 ---------------
                                                                      2,915,997
                                                                 ---------------

ELECTRICAL EQUIPMENT - 0.8%

 5,607,400  Cisco Systems Inc.(1)                                        82,120

 2,230,000  Dover Corp.                                                  83,090

 6,300,000  Lucent Technologies Inc.(1)                                  28,980

   570,000  Roper Industries Inc.                                        26,214
                                                                 ---------------
                                                                        220,404
                                                                 ---------------

ELECTRICAL UTILITIES - 0.2%

   966,000  Duke Energy Corp.                                            37,027

   300,000  FPL Group, Inc.                                              19,047
                                                                 ---------------
                                                                         56,074
                                                                 ---------------

 6          1-800-345-2021                   See Notes to Financial Statements

Ultra--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

Shares                     ($ in Thousands)                               Value
--------------------------------------------------------------------------------

ENERGY RESERVES & PRODUCTION - 3.8%

   970,000  Anadarko Petroleum Corp.                               $     52,205

 3,661,500  Apache Corp.                                                213,575

 5,745,000  BP Plc ADR                                                  291,846

 1,285,000  Burlington Resources, Inc.                                   57,093

 1,190,000  ChevronTexaco Corp.                                         103,185

 2,680,000  Conoco Inc.                                                  75,174

   505,000  Devon Energy Corporation                                     24,902

 2,723,959  EOG Resources Inc.                                          115,904

   786,953  Kerr-McGee Corp.                                             47,060
                                                                 ---------------
                                                                        980,944
                                                                 ---------------

ENTERTAINMENT - 1.8%

 9,923,757  AOL Time Warner Inc.(1)                                     188,750

 6,260,000  Carnival Corporation Cl A                                   208,520

 3,990,000  Six Flags, Inc.(1)                                           73,017
                                                                 ---------------
                                                                        470,287
                                                                 ---------------

ENVIRONMENTAL SERVICES - 1.4%

 1,975,000  Allied Waste Industries Inc.(1)                              23,977

13,323,477  Waste Management, Inc.                                      350,940
                                                                 ---------------
                                                                        374,917
                                                                 ---------------

FINANCIAL SERVICES - 4.9%

 1,311,300  Ambac Financial Group, Inc.                                  82,428

 1,750,000  American Express Co.                                         71,768

 2,210,000  Block (H & R), Inc.                                          88,665

   759,958  Certegy Inc.(1)                                              29,486

 2,176,600  Fannie Mae                                                  171,799

 1,455,500  Freddie Mac                                                  95,117

15,517,500  General Electric Co.                                        489,578

   655,000  Marsh & McLennan Companies, Inc.                             66,207

 2,130,000  MBIA Inc.                                                   114,871

   825,000  MGIC Investment Corp.                                        58,872
                                                                 ---------------
                                                                      1,268,791
                                                                 ---------------

FOOD & BEVERAGE - 1.6%

 3,843,000  Archer-Daniels-Midland Co.                                   50,997

 3,675,000  Coca-Cola Company (The)                                     203,999

 3,620,254  Dean Foods Co.(1)                                           134,022

   250,000  McCormick & Co., Inc.                                         6,410

   590,000  PepsiCo, Inc.                                                30,621
                                                                 ---------------
                                                                        426,049
                                                                 ---------------

FOREST PRODUCTS & PAPER - 0.2%

 1,580,000  United Stationers Inc.(1)(2)                                 61,739
                                                                 ---------------

GOLD - 0.4%

 1,910,000  Barrick Gold Corp.                                           38,334

 1,955,000  Newmont Mining Corporation
                              Holding Company                            55,737
                                                                 ---------------

                                                                         94,071
                                                                 ---------------

Shares                     ($ in Thousands)                              Value
--------------------------------------------------------------------------------

GROCERY STORES - 1.9%

 2,790,000  Kroger Co. (The)(1)                                    $     63,528

 8,360,000  Safeway Inc.(1)                                             350,702

 2,378,200  Supervalu Inc.                                               71,346
                                                                 ---------------
                                                                        485,576
                                                                 ---------------

HEAVY ELECTRICAL EQUIPMENT - 1.0%

 1,145,000  American Power Conversion Corp.(1)                           14,719

 2,085,000  Emerson Electric Co.                                        111,318

 1,916,500  United Technologies Corp.                                   134,481
                                                                 ---------------
                                                                        260,518
                                                                 ---------------

HOME PRODUCTS - 1.8%

   620,000  Clorox Company                                               27,435

   810,000  Estee Lauder Companies, Inc. Cl A                            29,282

 1,890,000  Fortune Brands, Inc.                                         98,771

   750,000  Gillette Company                                             26,610

 3,175,000  Procter & Gamble Co. (The)                                  286,575
                                                                 ---------------
                                                                        468,673
                                                                 ---------------

HOTELS - 1.5%

 2,955,000  Harrah's Entertainment, Inc.(1)                             145,269

 3,240,000  Hilton Hotels Corp.                                          53,006

 1,640,000  Mandalay Resort Group(1)                                     58,810

 4,000,000  Park Place Entertainment Corp.(1)                            49,200

 2,105,000  Starwood Hotels & Resorts
                              Worldwide, Inc.                            79,569
                                                                 ---------------
                                                                        385,854
                                                                 ---------------

INDUSTRIAL PARTS - 1.0%

 1,515,000  American Standard Companies Inc.(1)                         113,171

   641,000  Magna International Inc. Cl A                                47,363

 1,310,000  Snap-on Inc.                                                 41,501

 1,000,000  Textron Inc.                                                 49,180
                                                                 ---------------
                                                                        251,215
                                                                 ---------------

INDUSTRIAL SERVICES - 0.3%

 1,390,000  Rent-A-Center Inc.(1)(2)                                     83,754
                                                                 ---------------

INFORMATION SERVICES - 3.9%

 2,170,500  Accenture Ltd. Cl A(1)                                       46,536

 2,140,000  Automatic Data Processing, Inc.                             108,798

   810,000  BARRA, Inc.(1)                                               39,832

   694,083  Catalina Marketing Corp.(1)                                  24,355

 6,839,842  Concord EFS, Inc.(1)                                        222,910

   470,000  Convergys Corp.(1)                                           13,005

   905,000  DST Systems, Inc.(1)                                         44,725

 1,773,751  First Data Corp.                                            140,995

   388,126  Getty Images Inc.(1)                                         13,513

   465,000  Interpublic Group of Companies, Inc.                         14,359

   165,000  Omnicom Group Inc.                                           14,395

 3,310,000  Paychex, Inc.                                               123,562

 1,845,500  Sabre Holdings Corp.(1)                                      85,816

 4,224,091  SunGard Data Systems Inc.(1)                                125,709
                                                                 ---------------
                                                                      1,018,510
                                                                 ---------------

See Notes to Financial Statements             www.americancentury.com       7

Ultra--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

Shares                     ($ in Thousands)                               Value
--------------------------------------------------------------------------------

INVESTMENT TRUSTS - 1.1%

   220,000  iShares S&P SmallCap 600
               Index Fund                                          $     27,720

 6,345,800  Nasdaq 100-Index Tracking Stock(1)                          201,733

   505,000  Standard and Poor's 500
                              Depositary Receipt                         54,540
                                                                 ---------------
                                                                        283,993
                                                                 ---------------

LEISURE - 1.1%

 2,895,000  Direct Focus Inc.(1)(2)                                     130,101

 4,465,000  Mattel, Inc.                                                 92,158

   735,065  Polaris Industries Inc.                                      55,350
                                                                 ---------------
                                                                        277,609
                                                                 ---------------

LIFE & HEALTH INSURANCE - 1.1%

   180,000  AETNA Inc.                                                    8,568

    75,000  CIGNA Corp.                                                   8,175

 4,195,100  MetLife, Inc.                                               143,221

 4,729,000  UnumProvident Corp.                                         133,547
                                                                 ---------------
                                                                        293,511
                                                                 ---------------

MEDIA - 3.3%

 7,642,700  Comcast Corp. Cl A(1)                                       205,359

 1,670,000  Cox Communications, Inc. Cl A(1)                             55,761

 1,060,000  Disney (Walt) Co.                                            24,571

35,298,800  Liberty Media Corporation(1)                                377,697

   525,000  News Corp. Ltd. (The) ADR                                    13,850

 3,673,000  Viacom, Inc. Cl B(1)                                        172,998
                                                                 ---------------
                                                                        850,236
                                                                 ---------------

MEDICAL PRODUCTS & SUPPLIES - 2.1%

 4,175,200  Alcon, Inc.(1)                                              144,671

 1,420,000  Bausch & Lomb Inc. Cl A                                      51,077

 1,075,000  Baxter International, Inc.                                   61,168

   295,000  Edwards Lifesciences Corporation(1)                           7,410

 2,415,000  Guidant Corp.(1)                                             90,804

 3,933,400  Medtronic, Inc.                                             175,784

   761,072  Waters Corp.(1)                                              20,511
                                                                 ---------------
                                                                        551,425
                                                                 ---------------

MEDICAL PROVIDERS & SERVICES - 0.7%

 2,335,000  HCA Inc.                                                    111,590

   800,000  HealthSouth Corp.(1)                                         12,080

   980,000  McKesson Corp.                                               39,582

   200,000  Tenet Healthcare Corp.(1)                                    14,674

   110,000  Wellpoint Health Networks Inc.(1)                             8,259
                                                                 ---------------
                                                                        186,185
                                                                 ---------------

MINING & METALS - 0.9%

 1,384,800  Companhia Vale do Rio Doce ADR(1)                            37,791

 6,142,000  Freeport-McMoRan Copper
               & Gold, Inc. Cl B(1)                                     109,082

   270,540  Inco Ltd.(1)                                                  5,419

 1,625,000  Massey Energy Co.                                            24,294

   885,000  Nucor Corp.                                                  51,728

   340,000  Phelps Dodge Corp.                                           12,172
                                                                 ---------------
                                                                        240,486
                                                                 ---------------

Shares                     ($ in Thousands)                              Value
--------------------------------------------------------------------------------

MOTOR VEHICLES & PARTS - 1.0%

 1,000,000  Delphi Corp.                                           $     15,550

 2,590,000  General Motors Corp.                                        166,148

   425,000  Lear Corp.(1)                                                21,849

   550,000  Oshkosh Truck Corp.                                          31,389

 1,500,000  Visteon Corp.                                                23,160
                                                                 ---------------
                                                                        258,096
                                                                 ---------------

OIL REFINING - 0.4%

   980,500  Marathon Oil Corp.                                           28,493

 1,755,000  Valero Energy Corp.                                          75,746
                                                                 ---------------
                                                                        104,239
                                                                 ---------------

OIL SERVICES - 2.6%

 1,360,000  BJ Services Co.(1)                                           49,966

 4,860,000  ENSCO International Inc.                                    164,074

   260,000  Nabors Industries, Inc.(1)                                   11,843

 1,395,000  Noble Corp.(1)                                               60,473

   170,000  Precision Drilling Corp.(1)                                   5,697

 4,585,000  Rowan Companies, Inc.(1)(2)                                 116,367

 3,035,000  Tidewater Inc.(2)                                           132,023

 3,240,000  Transocean Sedco Forex, Inc.                                115,020

   360,000  Weatherford International, Inc.(1)                           17,953
                                                                 ---------------
                                                                        673,416
                                                                 ---------------

PROPERTY & CASUALTY INSURANCE - 6.1%

 2,518,316  Ace, Ltd.                                                   109,597

 1,390,000  Allstate Corp.                                               55,239

 7,984,371  American International Group, Inc.                          551,879

     5,136  Berkshire Hathaway Inc. Cl A(1)                             377,239

    59,405  Berkshire Hathaway Inc. Cl B(1)                             144,532

 1,402,500  Fidelity National Financial, Inc.                            43,267

   375,000  Leucadia National Corp.                                      13,669

 2,427,500  Loews Corp.                                                 145,529

   415,000  PMI Group, Inc. (The)                                        33,665

   995,000  St. Paul Companies, Inc.                                     49,561

 3,103,595  Travelers Property Casualty Corp.(1)                         57,696
                                                                 ---------------
                                                                      1,581,873
                                                                 ---------------

PUBLISHING - 0.6%

   540,000  Gannett Co., Inc.                                            39,582

 1,780,000  McGraw-Hill Companies, Inc. (The)                           113,902
                                                                 ---------------
                                                                        153,484
                                                                 ---------------

RAILROADS - 0.8%

   995,000  Canadian National Railway Co.                                47,611

 2,040,000  CSX Corporation                                              73,787

 1,470,000  Norfolk Southern Corp.                                       31,502

   955,000  Union Pacific Corp.                                          54,244
                                                                 ---------------
                                                                        207,144
                                                                 ---------------

 8          1-800-345-2021                  See Notes to Financial Statements

Ultra--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

Shares                     ($ in Thousands)                              Value
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST - 1.3%

 3,680,000  Equity Office Properties Trust                         $    105,358

 2,710,000  Equity Residential Properties Trust                          76,422

 5,950,000  Host Marriott Corp.                                          70,865

   725,000  Public Storage, Inc.                                         27,528

 1,765,000  Simon Property Group, Inc.                                   59,569
                                                                 ---------------
                                                                        339,742
                                                                 ---------------

RESTAURANTS - 2.2%

   185,000  AFC Enterprises Inc.(1)                                       6,212

 1,759,749  Applebee's International Inc.(2)                             68,709

 1,448,179  Aramark Corp.(1)                                             40,115

   510,000  Bob Evans Farms, Inc.                                        15,517

   960,000  CEC Entertainment Inc.(1)                                    44,352

   175,790  Lone Star Steakhouse & Saloon, Inc.                           3,427

 7,780,000  McDonald's Corp.                                            220,952

 2,825,000  Outback Steakhouse, Inc.(1)                                  99,073

 1,870,000  Wendy's International, Inc.                                  69,938
                                                                 ---------------
                                                                        568,295
                                                                 ---------------

SECURITIES & ASSET MANAGEMENT - 0.5%

   500,000  Affiliated Managers Group Inc.(1)                            31,800

 1,130,000  Alliance Capital Management
               Holding L.P.                                              51,991

   495,000  Merrill Lynch & Co., Inc.                                    20,760

   455,000  Morgan Stanley Dean Witter & Co.                             21,713
                                                                 ---------------
                                                                        126,264
                                                                 ---------------

SEMICONDUCTOR - 0.9%

 4,914,200  Intel Corp.                                                 140,619

 3,913,000  Taiwan Semiconductor
                Manufacturing Co. Ltd. ADR(1)                            69,260

 2,245,000  United Microelectronics Corp. ADR(1)                         22,675
                                                                 ---------------
                                                                        232,554
                                                                 ---------------

SPECIALTY STORES - 1.0%

   355,000  Bed Bath & Beyond Inc.(1)                                    13,174

 1,875,000  BJ's Wholesale Club Inc.(1)                                  83,681

   350,000  Hollywood Entertainment Corp.(1)                              7,221

 2,809,000  Home Depot, Inc.                                            130,253

    66,301  Movie Gallery, Inc.(1)                                        1,330

   900,000  Zale Corp.(1)                                                35,748
                                                                 ---------------
                                                                        271,407
                                                                 ---------------

Shares                     ($ in Thousands)                              Value
--------------------------------------------------------------------------------

TELEPHONE - 1.6%

 2,300,000  BellSouth Corp.                                        $     69,805

 3,435,000  Citizens Communications Company(1)                           31,842

 9,042,300  Qwest Communications
               International Inc.                                        45,483

 8,388,642  SBC Communications Inc.                                     260,551
                                                                 ---------------
                                                                        407,681
                                                                 ---------------
THRIFTS - 1.8%

12,460,000  Washington Mutual, Inc.                                     470,116
                                                                 ---------------

TOBACCO - 4.6%

 1,059,328  Loews Corp. - Carolina Group(1)                              34,767

20,539,300  Philip Morris Companies Inc.                              1,117,954

 1,075,000  UST Inc.                                                     42,785
                                                                 ---------------
                                                                      1,195,506
                                                                 ---------------

TRUCKING, SHIPPING & AIR FREIGHT - 0.3%

   950,000  Teekay Shipping Corp. ADR                                    35,036

   525,000  United Parcel Service, Inc. Cl B                             31,521
                                                                 ---------------
                                                                         66,557
                                                                 ---------------

WIRELESS TELECOMMUNICATIONS - 0.7%

 6,229,200  QUALCOMM Inc.(1)                                            187,935
                                                                 ---------------
TOTAL COMMON STOCKS & WARRANTS                                       24,025,284
                                                                 ---------------

   (Cost $20,090,058)
===============================================================================

 TEMPORARY CASH INVESTMENTS -
===============================================================================

 SEGREGATED FOR FUTURES* -- 3.8%

    Repurchase Agreement, Bank of America N.A.,
       (U.S. Treasury obligations), in a joint trading
       account at 1.80%, dated 4/30/02,
       due 5/1/02 (Delivery value $372,219)                             372,200

    Repurchase Agreement, Merrill Lynch & Co., Inc.,
       (U.S. Treasury obligations), in a joint trading
       account at 1.80%, dated 4/30/02,
       due 5/1/02 (Delivery value $231,909)                             231,897

    Repurchase Agreement, Morgan Stanley Group,
       Inc., (U.S. Treasury obligations), in a joint trading
       account at 1.80%, dated 4/30/02,
       due 5/1/02 (Delivery value $380,019)                             380,000
                                                                 ---------------

TOTAL TEMPORARY CASH INVESTMENTS -
SEGREGATED FOR FUTURES                                                  984,097
                                                                 ---------------

   (Cost $984,097)

See Notes to Financial Statements             www.americancentury.com      9

Ultra--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

Principal Amount           ($ in Thousands)                              Value
--------------------------------------------------------------------------------

 TEMPORARY CASH INVESTMENTS - 4.0%

    Repurchase Agreement, Deutsche Bank, Inc.,
       (U.S. Treasury obligations), in a joint trading
       account at 1.81%, dated 4/30/02,
       due 5/1/02 (Delivery value $200,710)                             200,700

    Repurchase Agreement, Merrill Lynch & Co., Inc.,
       (U.S. Treasury obligations), in a joint trading
       account at 1.80%, dated 4/30/02,
       due 5/1/02 (Delivery value $100,008)                             100,003

    Repurchase Agreement, Salomon-Smith Barney
       Holdings, Inc., (U.S. Treasury obligations), in a
       joint trading account at 1.78%, dated 4/30/02,
       due 5/1/02 (Delivery value $35,502)                               35,500

                $200,000   FFCB Discount Notes,
                              1.69%, 5/10/02(4)                         199,917

                  250,000  FNMA Discount Notes,
                              1.66%, 5/17/02(4)                         249,817

                  250,000  FNMA Discount Notes,
                              1.66%, 5/24/02(4)                         249,737
                                                                 ---------------
TOTAL TEMPORARY CASH INVESTMENTS                                     $1,035,674
                                                                 ---------------
   (Cost $1,035,669)

TOTAL INVESTMENT SECURITIES - 100.0%                                $26,045,055
                                                                  ==============
   (Cost $22,109,824)

================================================================================

 EQUITY FUTURES CONTRACTS*
                                                               ($ in Thousands)
                                Expiration            Underlying Face          Unrealized
       Purchased                   Date               Amount at Value          Gain (Loss)
------------------------------------------------------------------------------------------------
     685        Nasdaq 100         June
                  Futures          2002                  $ 87,612               $(7,258)

    3,526      Russell 2000        June
                  Futures          2002                   896,485                 23,141
                                                --------------------------------------------
                                                         $984,097                $15,883
                                                ============================================

*Equity Futures contracts typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell).
By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FFCB = Federal Farm Credit Bank

FNMA = Federal National Mortgage Association

(1) Non-income producing.

(2) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the
Investment Company Act of 1940.  (See Note 5 in Notes to Financial Statements
for a summary of transactions for each issuer which is or was an affiliate at or during the six months ended April 30, 2002.)

(3) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

(4) Rate indicated is the yield to maturity at purchase.

 10          1-800-345-2021                 See Notes to Financial Statements

Vista--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 2002

                   INVESTOR CLASS           ADVISOR CLASS              INSTITUTIONAL CLASS                C CLASS
                 (INCEPTION 11/25/83)     (INCEPTION 10/2/96)          (INCEPTION 11/14/96)           (INCEPTION 7/18/01)

                       RUSSELL   RUSSELL            RUSSELL   RUSSELL          RUSSELL    RUSSELL            RUSSELL   RUSSELL
                       MIDCAP    2500               MIDCAP    2500             MIDCAP     2500               MIDCAP    2500
               VISTA   GROWTH    GROWTH    VISTA    GROWTH    GROWTH   VISTA   GROWTH     GROWTH    VISTA    GROWTH    GROWTH

6 MONTHS* ..   5.37%    6.97%     7.53%    5.32%     6.97%    7.53%    5.51%    6.97%     7.53%     3.82%(4)  6.97%       7.53%
1 YEAR ..... -15.93%  -15.01%    -9.35%  -16.30%   -15.01%   -9.35%  -15.68%  -15.01%    -9.35%      --        --          --
====================================================================================================================================
AVERAGE ANNUAL RETURNS
====================================================================================================================================
3 YEARS ..... 13.88%   -2.84%     0.71%   13.64%    -2.84%    0.71%   14.05%   -2.84%     0.71%          --     --          --
5 YEARS .....  9.42%    7.73%     6.92%    9.17%     7.73%    6.92%    9.65%    7.73%     6.92%          --     --          --
10 YEARS ....  9.16%   10.86%     9.46%      --        --       --       --       --        --           --     --          --
LIFE OF FUND .10.90%   N/A(1)    N/A(1)    2.38%     7.19%(2) 4.86%(2) 4.20%    7.54%(3)  5.54%(3) -8.96%*(5) -8.48%*(6) -7.00%*(6)

*Returns for periods less than one year are not annualized.

(1)  Benchmarks began 12/31/85.

(2)  Since 9/30/96, the date nearest the class's inception for which data are available.

(3)  Since 10/31/96, the date nearest the class's inception for which data are available.

(4)  Return reflects deduction of the 1.00% maximum contingent deferred sales charge imposed on shares redeemed within the first year after purchase. Return would have been 4.82% if shares were not redeemed during the period.

(5)  Return reflects deduction of the 1.00% maximum contingent deferred sales charge imposed on shares redeemed within the first year after purchase. Return would have been -8.04% if shares were not redeemed during the period.

(6)  Since 7/31/01, the date nearest the class's inception for which data are available.

See pages 31-33 for information about share classes, the indices, and returns.

GROWTH OF $10,000 OVER 10 YEARS

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The indices are provided for comparison in each graph. Vista's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED APRIL 30)

                                              www.americancentury.com      11

Vista--Performance Review
--------------------------------------------------------------------------------

[photo of Glenn Fogle and David Rose]

     A commentary by Glenn Fogle and David Rose, portfolio managers on the Vista investment team.

     Vista gained 5.37%* for the six months ended April 30, 2002. Vista's new benchmark, the Russell MidCap Growth Index, advanced 6.97%, while the average mid-cap growth fund tracked by Lipper Inc. rose 6.43%.

     In January, American Century's Investment Oversight Committee (IOC)
approved the Russell MidCap Growth Index as the new benchmark for Vista. The IOC made the change because the index's higher mid-cap weighting offered a better representation of the stocks that we consider for the Vista portfolio and provided a more accurate yardstick by which to measure Vista's performance.

A VOLATILE PERIOD

     Encouraged by signs that the economy was emerging from recession, investors poured money back into growth stocks in the fourth quarter. A recovery from the market's oversold conditions following September 11 added to the upward momentum. Technology stocks led the rebound even though many businesses in the sector continued to post weak earnings.

     Since the groundwork for a durable profit expansion was not laid, the risks of being caught in a backlash were high. We stuck to our strategy of investing in mid-sized companies possessing strong fundamental data supporting earnings and revenue acceleration, which prompted us to limit our exposure to technology stocks. Although this hampered Vista's fourth-quarter return, it paid off in
2002 when investors questioned profit expectations, and many tech stocks gave back their gains. This is reflected in the fund's performance through the first four months of 2002, as Vista gained 0.81%, while the benchmark tumbled 6.97%, and our average peer fell 5.76%. (See the previous page for other fund performance comparisons.)

POCKETS OF STRENGTH

     Corporate America may have been pinching its pennies, but consumers did their part to keep the economy moving. Government also opened its coffers.
Additionally, in a difficult economic environment, we uncovered companies that had the ability to raise prices.

     After the terrorist attacks, many  analysts had written off the restaurant industry, and the initial fall-off in sales seemed to support their pessimism.
By the end of the year, however, several major chains reported a remarkable recovery, and we were rewarded for sticking with our position in Yum! Brands
(formerly known as Tricon Global Restaurants). The stock rose on steadily increasing sales at the company's fast-food franchises, which include Taco Bell,
Pizza Hut, and KFC.

     Investments in the defense and aerospace industry also performed well.
Against the backdrop of the largest  military budget increase in nearly 20 years, our holdings in defense contractors advanced.

* All fund returns referenced in this review are for Investor Class shares.

[left margin]

PORTFOLIO AT A GLANCE

                                                       AS OF 4/30/02
NET ASSETS                                             $1.3 BILLION

                                                4/30/02          10/31/01

NO. OF EQUITY SECURITIES                          94                76
P/E RATIO                                        33.5              26.7
MEDIAN MARKET                                    $3.12             $2.41
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED AVERAGE                                 $6.29             $7.11
   MARKET CAPITALIZATION                        BILLION           BILLION
PORTFOLIO TURNOVER                              155%(1)           290%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)                             1.00%(3)            1.00%

(1)    Six months ended 4/30/02.

(2)    Year ended 10/31/01.

(3)    Annualized.

TYPES OF INVESTMENTS IN  THE PORTFOLIO
================================================================================
                                                          AS OF APRIL 30, 2002
U.S. COMMON STOCKS & WARRANTS                                    92.1%
FOREIGN STOCKS                                                    4.4%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                         96.5%
TEMPORARY CASH INVESTMENTS                                        3.5%

Investment terms are defined in the Glossary on pages 33-34.

 12      1-800-345-2021

Vista--Performance Review
--------------------------------------------------------------------------------

                                                                    (Continued)

     Our strongest performance came from the financial sector. The top contributors were mortgage insurers that benefited from continued strength in the housing market, improving credit quality, and a slowdown in refinancing activity, which decreased operating expenses. We also found success with our stake in Progressive Corp., an auto insurer that continued to gain new policyholders while raising premiums.

HEALTH CARE UNDER THE WEATHER

     We received mixed results from our health care holdings. Even though health care providers suffered at the end of last year when investors rotated out of the sector, we maintained our investments in hospitals and managed care companies because consolidation among providers had boosted pricing power. By the end of the period, they were once again generating positive returns, and we were rewarded for our patience.

     Nevertheless, Vista's allocation to  the troubled sector weighed on results. Biotechnology companies were hurt by profitability concerns due to setbacks  in FDA drug approvals. Furthermore, medical device makers such as
Waters Corp. came under pressure on fears that equipment spending by pharmaceutical companies was slowing. Waters experienced additional declines when it was forced to remove its top-selling products from the market following an unfavorable ruling in a patent suit.

HEAD WINDS

     A burgeoning recovery boosted transportation stocks early in the period.
However, oil prices spiked in January on fears that turmoil in the Middle East would disrupt oil supplies. This surge in prices increased transportation companies' operating costs, and these stocks weighed on returns.

     Enron's highly publicized demise loomed over the utility sector. Our holdings in electrical utilities suffered under increased accounting and balance sheet scrutiny. Furthermore, unseasonable warm weather depressed power prices.

     Vista did not escape the technology downturn unscathed. MCSi's stock rallied last fall as the company experienced an uptick in orders for its video-conferencing equipment. However, the stock later fell when persistently sagging profits caused executives to defer non-critical spending until the business outlook improved.

STAYING THE COURSE

     Mid-cap growth stocks often experience their best performance in the early and middle stages of an economic recovery. While the economy shows signs of improving, we expect volatility to continue as corporate profits play catch up.
Regardless of how long it takes for the stock market to regain its footing, we will adhere to our investment process and search for growth opportunities among mid-sized companies that appear able to sustain or improve their accelerating growth rates. We believe judicious stock selection following a thorough review of the fundamentals can prepare Vista for long-term outperformance.

TOP TEN HOLDINGS
                                                   % OF FUND INVESTMENTS

                                                AS OF               AS OF
                                               4/30/02            10/31/01

TRICON GLOBAL
     RESTAURANTS, INC.                          4.5%                 3.3%
TRIAD HOSPITALS INC.                            4.4%                 2.0%
PROGRESSIVE CORP.
     (OHIO)                                     3.6%                 0.6%
LOCKHEED MARTIN CORP.                           3.4%                 2.5%
AGCO CORP.                                      2.8%                   --
PMI GROUP, INC. (THE)                           2.8%                   --
FASTENAL COMPANY                                2.8%                   --
RAYTHEON COMPANY                                2.5%                   --
RADIAN GROUP INC.                               2.4%                   --
CERNER CORP.                                    2.3%                   --

TOP FIVE INDUSTRIES
                                                   % OF FUND INVESTMENTS

                                                AS OF               AS OF
                                               4/30/02            10/31/01

MEDICAL PROVIDERS
     & SERVICES                                15.6%                22.3%
PROPERTY & CASUALTY
     INSURANCE                                 12.1%                 1.5%
DEFENSE\AEROSPACE                               8.1%                 8.8%
DRUGS                                           6.7%                11.2%
RESTUARANTS                                     6.1%                 3.8%

                                         www.americancentury.com          13

Vista--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 2002 (UNAUDITED)

Shares                     ($ in Thousands)                               Value
--------------------------------------------------------------------------------

 COMMON STOCKS & WARRANTS - 96.5%

AIRLINES - 2.7%

   835,700  Continental Airlines Inc.(1)                             $   21,728

   650,000  Southwest Airlines Co.                                       11,837
                                                                 ---------------
                                                                         33,565
                                                                 ---------------

ALCOHOL - 0.9%

   180,000  Constellation Brands, Inc.(1)                                10,872
                                                                 ---------------

BANKS - 2.6%

    93,500  Associated Banc-Corp                                          3,503

   400,000  Charter One Financial Inc.                                   14,151

   210,000  Independence Community Bank                                   6,839

   200,000  North Fork Bancorporation, Inc.                               7,724
                                                                 ---------------
                                                                         32,217
                                                                 ---------------

CHEMICALS - 0.7%

   334,422  Airgas Inc.(1)                                                5,515

   125,000  MacDermid, Inc.                                               2,750
                                                                 ---------------
                                                                          8,265
                                                                 ---------------

COMPUTER SOFTWARE - 3.4%

   550,000  Cerner Corp.(1)                                              29,214

   544,814  Network Associates Inc.(1)                                    9,670

    21,988  Per-Se Technologies, Inc. Warrants(1)                             3

   430,000  Pinnacle Systems, Inc.(1)                                     3,986
                                                                 ---------------
                                                                         42,873
                                                                 ---------------

DEFENSE/AEROSPACE - 8.1%

   260,000  Alliant Techsystems Inc.(1)                                  28,002

   680,000  Lockheed Martin Corp.                                        42,771

   740,000  Raytheon Company                                             31,302
                                                                 ---------------
                                                                        102,075
                                                                 ---------------

DEPARTMENT STORES - 2.0%

 2,000,000  Wal-Mart de Mexico SA
                de CV Series C ORD                                        5,598

 5,900,000  Wal-Mart de Mexico SA
                              de CV Series V ORD                         19,683
                                                                 ---------------
                                                                         25,281
                                                                 ---------------

DRUGS - 6.7%

   195,000  AdvancePCS(1)                                                 6,594

   300,000  AmerisourceBergen Corp.                                      23,250

   240,000  D&K Healthcare Resources, Inc.                                8,310

   180,000  Gilead Sciences, Inc.(1)                                      5,603

   267,000  King Pharmaceuticals, Inc.(1)                                 8,368

   364,900  Ligand Pharmaceuticals Inc. Cl B(1)                           5,683

   665,000  Transkaryotic Therapies Inc.(1)                              26,500
                                                                 ---------------
                                                                         84,308
                                                                 ---------------

ELECTRICAL EQUIPMENT - 0.5%

                  170,000  Harris Corp.                                   6,156
                                                                 ---------------

Shares                     ($ in Thousands)                              Value
--------------------------------------------------------------------------------

ELECTRICAL UTILITIES - 1.6%

   155,000  Allegheny Energy, Inc.                                   $    6,498

   100,000  Dominion Resources Inc.                                       6,642

   116,700  Mirant Corp.(1)                                               1,410

   375,000  Reliant Resources Inc.(1)                                     5,786
                                                                 ---------------
                                                                         20,336
                                                                 ---------------

FINANCIAL SERVICES - 0.5%

   255,000  New Century Financial Corp.                                   6,087
                                                                 ---------------

FOOD & BEVERAGE - 0.8%

   276,700  Performance Food Group Co.(1)                                 9,979
                                                                 ---------------

FOREST PRODUCTS & PAPER - 0.6%

   115,000  Avery Dennison Corp.                                          7,366
                                                                 ---------------

HEAVY MACHINERY - 2.8%

 1,550,000  Agco Corp.(1)                                                35,216
                                                                 ---------------

HOME PRODUCTS - 1.0%

   140,000  Clorox Company                                                6,195

   200,000  Newell Rubbermaid Inc.                                        6,280
                                                                 ---------------
                                                                         12,475
                                                                 ---------------

HOTELS - 3.4%

   120,000  Four Seasons Hotels Inc.                                      5,994

   460,000  Hilton Hotels Corp.                                           7,526

   570,000  MGM Mirage(1)                                                22,885

   170,000  Starwood Hotels & Resorts
                              Worldwide, Inc.                             6,426
                                                                 ---------------
                                                                         42,831
                                                                 ---------------

INDUSTRIAL PARTS - 3.9%

   285,000  Black & Decker Corporation                                   13,874

   417,400  Fastenal Company                                             34,924
                                                                 ---------------
                                                                         48,798
                                                                 ---------------

INFORMATION SERVICES - 3.3%

   300,000  Ceridian Corp.(1)                                             6,684

   325,000  Computer Sciences Corp.(1)                                   14,576

   149,579  Getty Images Inc.(1)                                          5,208

   300,000  IMS Health Inc.                                               6,183

   375,000  Total System Services Inc.                                    8,344
                                                                 ---------------
                                                                         40,995
                                                                 ---------------

INTERNET - 1.6%

   100,000  Expedia, Inc.                                                 8,084

   400,000  F5 Networks, Inc.(1)                                          5,210

   185,000  Overture Services Inc.(1)                                     6,318
                                                                 ---------------
                                                                         19,612
                                                                 ---------------

LEISURE - 1.1%

   150,000  Action Performance Cos. Inc.(1)                               7,058

   160,000  Direct Focus Inc.(1)                                          7,190
                                                                 ---------------
                                                                         14,248
                                                                 ---------------

 14          1-800-345-2021                See Notes to Financial Statements

Vista--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

Shares                     ($ in Thousands)                              Value
--------------------------------------------------------------------------------

MEDIA - 0.6%

            --  KDG Investments Limited Partnership
                   (Acquired 7/7/00-5/15/01,
                   Cost $20,000)(1)(2)                             $      7,362
                                                                 ---------------

MEDICAL PRODUCTS & SUPPLIES - 0.2%

    63,577  Patterson Dental Co.(1)                                       2,929
                                                                 ---------------

MEDICAL PROVIDERS & SERVICES - 15.6%

    74,170  Coventry Health Care Inc.(1)                                  2,336

    90,000  DIANON Systems, Inc.(1)                                       5,926

   770,860  First Health Group Corp.(1)                                  22,351

 1,000,000  HealthSouth Corp.(1)                                         15,100

   140,000  Laboratory Corporation of
               America Holdings(1)                                       13,888

   178,500  LifePoint Hospitals Inc.(1)                                   7,493

   275,000  Pediatrix Medical Group Inc.(1)                              12,922

   285,000  Quest Diagnostics Inc.(1)                                    26,200

    95,000  Tenet Healthcare Corp.(1)                                     6,970

 1,300,000  Triad Hospitals Inc.(1)                                      54,600

   388,778  Wellpoint Health Networks Inc.(1)                            29,189
                                                                 ---------------
                                                                        196,975
                                                                 ---------------

MINING & METALS - 1.7%

   200,000  Arch Coal Inc.                                                4,440

    48,900  Consol Energy Inc.                                            1,124

   430,000  Crown Cork & Seal Co., Inc.(1)                                4,842

   415,000  Lone Star Technologies, Inc.(1)                              11,060
                                                                 ---------------
                                                                         21,466
                                                                 ---------------

MOTOR VEHICLES & PARTS - 0.6%

   500,000  Tower Automotive, Inc.(1)                                     7,335
                                                                 ---------------

PROPERTY & CASUALTY INSURANCE - 12.1%

   195,000  MGIC Investment Corp.                                        13,915

   570,000  Old Republic International Corp.                             18,941

   431,400  PMI Group, Inc. (The)                                        34,995

   780,000  Progressive Corp. (Ohio)                                     44,849

   580,000  Radian Group Inc.                                            30,102

    85,000  Renaissancere Holdings Ltd.                                   9,962
                                                                 ---------------
                                                                        152,764
                                                                 ---------------

RAILROADS - 0.5%

   134,900  Canadian National Railway ORD                                 6,403
                                                                 ---------------

REAL ESTATE INVESTMENT TRUST - 2.1%

 1,420,454  Annaly Mortgage Management, Inc.                             25,852
                                                                 ---------------

RESTAURANTS - 6.1%

   180,000  Darden Restaurants, Inc.                                      7,182

   900,000  Tricon Global Restaurants, Inc.(1)                           56,754

   330,000  Wendy's International, Inc.                                  12,342
                                                                 ---------------
                                                                         76,278
                                                                 ---------------

Shares                     ($ in Thousands)                              Value
--------------------------------------------------------------------------------

SEMICONDUCTOR - 1.7%

 1,500,000  Atmel Corp.(1)                                           $   13,508

   180,000  NVIDIA Corp.(1)                                               6,265

   100,500  SanDisk Corp.(1)                                              1,648
                                                                 ---------------
                                                                         21,421
                                                                 ---------------

SPECIALTY STORES - 6.0%

    58,000  Advance Auto Parts(1)                                         3,434

   730,000  CVS Corp.                                                    24,440

   150,000  Dollar Tree Stores, Inc.(1)                                   5,720

   250,000  Genesco Inc.(1)                                               6,963

   115,000  Linens 'n Things, Inc.(1)                                     3,991

   275,500  O'Reilly Automotive, Inc.(1)                                  8,923

   410,000  PETCO Animal Supplies, Inc.(1)                                9,895

   780,000  PETsMART, Inc.(1)                                            11,704
                                                                 ---------------
                                                                         75,070
                                                                 ---------------

TRUCKING, SHIPPING & AIR FREIGHT - 1.1%

   355,791  Heartland Express, Inc.(1)                                    6,970

   379,237  Werner Enterprises Inc.                                       6,730
                                                                 ---------------
                                                                         13,700
                                                                 ---------------
TOTAL COMMON STOCKS & WARRANTS                                        1,211,110
                                                                 ---------------

   (Cost $1,072,080)
================================================================================

 TEMPORARY CASH INVESTMENTS - 3.5%

    Repurchase Agreement, Salomon-Smith Barney
       Holdings, Inc., (U.S. Treasury obligations), in a
       joint trading account at 1.78%, dated 4/30/02,
       due 5/1/02 (Delivery value $43,902)                               43,900
                                                                 ---------------
   (Cost $43,900)

TOTAL INVESTMENT SECURITIES - 100.0%                                 $1,255,010
                                                                 ===============
   (Cost $1,115,980)

NOTES TO SCHEDULE OF INVESTMENTS

ORD = Foreign Ordinary Share

(1) Non-income producing.

(2) Security was purchased under Rule 144A of the Securities Act of
1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at April 30, 2002, was $7,362 (in thousands), which represented 0.6% of net assets.

See Notes to Financial Statements             www.americancentury.com      15

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

APRIL 30, 2002 (UNAUDITED)

                                                                                                ULTRA                 VISTA
                                                                                                -----                 -----
ASSETS                                                                                                  (In Thousands)

Investment securities - unaffiliated, at value
   (cost of $21,313,528 and $1,115,980, respectively) (Note 3) ......... ................... $24,989,094           $1,255,010

Investment securities - affiliated, at value (cost of $796,296 for Ultra) (Note 3 and 5) ...   1,055,961                   --

Cash ..................................................................................               --                  770

Collateral for securities loaned (Note 7) .............................................        1,133,315                   --

Receivable for investments sold .......................................................          280,146               79,749

Receivable for capital shares sold ....................................................            1,510                2,106

Receivable for variation margin on futures contracts ..................................           15,141                   --

Dividends and interest receivable .....................................................           15,815                  325
                                                                                         ----------------     ----------------
                                                                                              27,490,982            1,337,960
                                                                                         ----------------     ----------------
====================================================================================================================================

LIABILITIES

Disbursements in excess of demand deposit cash ........................................           22,552                   --

Payable for securities loaned (Note 7) ................................................        1,133,315                   --

Payable for investments purchased .....................................................          277,540               36,041

Accrued management fees (Note 2) ......................................................           21,380                1,049

Distribution fees payable (Note 2) ....................................................               99                    3

Service fees payable (Note 2) .........................................................               99                    3
                                                                                         ----------------     ----------------
 ......................................................................................        1,454,985               37,096
                                                                                         ----------------     ----------------

Net Assets ............................................................................      $26,035,997           $1,300,864
                                                                                         ================     ================
====================================================================================================================================

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ...............................................      $23,056,918           $1,540,441

Accumulated undistributed net investment income (loss) ................................           21,676              (2,836)

Accumulated net realized loss on investment and foreign currency transactions .........         (993,710)           (375,771)

Net unrealized appreciation on investments and translation
  of assets and liabilities in foreign currencies (Note 3) ............................        3,951,113              139,030
                                                                                         ----------------     ----------------

                                                                                             $26,035,997           $1,300,864
                                                                                         ================      ================

Investor Class, $0.01 Par Value ($ and shares in full)

Net assets ...........................................................................   $24,791,499,651       $1,237,173,937

Shares outstanding ...................................................................       941,670,165          110,571,951

Net asset value per share ............................................................            $26.33               $11.19

Advisor Class, $0.01 Par Value ($ and shares in full)

Net assets ...........................................................................      $474,810,114          $14,489,700

Shares outstanding ...................................................................        18,180,357            1,306,780

Net asset value per share ............................................................            $26.12               $11.09

Institutional Class, $0.01 Par Value ($ and shares in full)

Net assets ...........................................................................      $769,486,369          $49,163,202

Shares outstanding ...................................................................        29,022,879            4,355,708

Net asset value per share ............................................................            $26.51               $11.29

C Class, $0.01 Par Value ($ and shares in full)

Net assets ...........................................................................          $200,865              $37,522

Shares outstanding ...................................................................             7,668                3,380

Net asset value per share ............................................................            $26.20               $11.10

                                             See Notes to Financial Statements
 16          1-800-345-2021         See Glossary for a Definition of the Table

Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)

                                                                                                  ULTRA                VISTA
                                                                                                  -----                -----
INVESTMENT INCOME
                                                                                                         (In Thousands)

Income:

Dividends (including $2,306 from affiliates for Ultra (Note 5)
and net of foreign taxes withheld of $288 and $9, respectively) ........................       $   135,646          $   3,012

Interest ...............................................................................            19,059                592
                                                                                           ----------------   ----------------
                                                                                                   154,705              3,604
                                                                                           ----------------   ----------------

Expenses (Note 2):

Management fees ........................................................................           131,742              6,375

Distribution fees:

  Advisor Class ........................................................................               586                 18

  C Class ..............................................................................                 1                 --

Service fees:

  Advisor Class ........................................................................               586                 18

  C Class ..............................................................................                --                --

Directors' fees and expenses ...........................................................               114                  5
                                                                                           ----------------   ----------------
                                                                                                   133,029              6,416
                                                                                           ----------------   ----------------

Net investment income (loss) ...........................................................            21,676            (2,812)
                                                                                           ----------------   ----------------
====================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 3)

Net realized gain on:

Investment transactions (includes $28,349 from affiliates for Ultra) (Note 5) ............          79,530              3,673

Foreign currency transactions ............................................................              --                121
                                                                                            ----------------  ----------------
                                                                                                    79,530              3,794
                                                                                            ----------------  ----------------

Change in net unrealized appreciation on:

Investments ..............................................................................       1,180,889             67,035

Translation of assets and liabilities in foreign currencies ..............................              --                (24)
                                                                                             ----------------  ----------------
                                                                                                 1,180,889             67,011
                                                                                             ----------------  ----------------

Net realized and unrealized gain .........................................................       1,260,419             70,805
                                                                                             ----------------  ----------------

Net Increase in Net Assets Resulting from Operations .....................................      $1,282,095            $67,993
                                                                                             ================  ================

See Notes to Financial Statements
See Glossary for a Definition of the Table    www.americancentury.com      17

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

 SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2001

Increase (Decrease) in Net Assets

                                                                     ULTRA                                    VISTA

                                                           2002                 2001                2002                 2001
                                                           ----                 ----                ----                 ----

OPERATIONS
(In Thousands)

Net investment income (loss)                         $     21,676         $    (57,533)         $   (2,812)         $    (5,331)

Net realized gain (loss)                                   79,530             (968,276)              3,794             (372,792)

Change in net unrealized appreciation                   1,180,889          (11,309,214)             67,011             (485,944)
                                                  ----------------     ----------------    ----------------     ----------------

Net increase (decrease) in net assets
  resulting from operations                             1,282,095          (12,335,023)             67,993             (864,067)
                                                 ----------------      ----------------    ----------------      ----------------
====================================================================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

From net realized gains:

  Investor Class                                                --          (4,078,386)                 --             (601,661)

  Advisor Class                                                 --             (56,102)                 --               (5,937)

  Institutional Class                                           --             (82,528)                 --              (14,665)

  C Class                                                       --                  --                  --                   --
                                                   ----------------   ----------------     ----------------     ----------------

Decrease in net assets from distributions                       --          (4,217,016)                 --             (622,263)
                                                   ----------------   ----------------     ----------------     ----------------
====================================================================================================================================

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase (decrease) in net assets
  from capital share transactions ..............         (836,693)           2,396,791             (48,670)             344,506
                                                  ----------------     ----------------    ----------------     ----------------

Net increase (decrease) in net assets ..........          445,402          (14,155,248)             19,323           (1,141,824)
====================================================================================================================================

NET ASSETS

Beginning of period ............................       25,590,595           39,745,843           1,281,541            2,423,365
                                                 ----------------      ----------------    ----------------      ----------------

End of period ..................................      $26,035,997          $25,590,595          $1,300,864           $1,281,541
                                                 ================      ================    ================      ================

Accumulated
undistributed
  net investment income (loss) .................          $21,676                   --             $(2,836)                $(24)
                                                 ================      ================    ================       ================

                                             See Notes to Financial Statements
 18          1-800-345-2021         See Glossary for a Definition of the Table

Notes to Financial Statements
--------------------------------------------------------------------------------

APRIL 30, 2002 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Ultra Fund (Ultra) and Vista Fund
(Vista) (the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objective is to seek capital growth by investing primarily in equity securities. Ultra generally invests in companies with medium to large size market capitalization while Vista invests in companies with small to medium market capitalization. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The funds are authorized to issue the following classes of shares: Investor Class, Advisor Class, Institutional Class and C Class. The
share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Security lending income is recorded on an accrual basis.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment  securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency  contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on  foreign currency transactions.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms. There were no open forward foreign currency exchange contracts at April 30, 2002.

    FUTURES CONTRACTS -- The funds may enter into stock index futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

                                              www.americancentury.com      19

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and  paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At October 31, 2001, Ultra and Vista had accumulated net realized capital loss carryovers for federal income tax purposes of $928,085,379 and
$369,122,514, respectively (expiring in 2009) which may be used to offset future taxable gains.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's pro rata share of the fund's average daily closing net assets during the previous month. The annual management fee for Vista is
1.00%, 0.75%, 0.80%, and 1.00% for the Investor, Advisor, Institutional, and C
Classes, respectively. The annual management fee schedule for each class of shares of Ultra is as follows:

                       INVESTOR     ADVISOR     INSTITUTIONAL     C
                         CLASS       CLASS          CLASS       CLASS

FUND AVERAGE NET ASSETS
First $20 billion        1.00%       0.75%          0.80%        1.00%
Over $20 billion         0.95%       0.70%          0.75%        0.95%

    For the six months ended April 30, 2002, the effective annual management fee for Ultra was 0.99%, 0.74%, 0.79%, and 0.99% for the Investor, Advisor,
Institutional, and C Classes, respectively.

    DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class and a Master
Distribution and Individual Shareholder Services Plan for the C Class
(collectively "the plans"), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and 0.75%, respectively, and an annual service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's or C Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class or C Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class shares. Fees incurred under the plans during the six months ended April 30, 2002, are detailed in the Statement of
Operations, if significant.

    RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

    During the six months ended April 30, 2002, the funds invested in a money market fund for temporary purposes that was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement with JPM (See Note 6). Ultra has a securities lending agreement with JPMorgan Chase Bank (See Note 7). JPMorgan Chase Bank is a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for the six months ended April 30, 2002, for Ultra and Vista were $8,903,577,217 and
$1,934,980,490, respectively. Sales of investment securities, excluding short-term investments, for the six months ended April 30, 2002, were
$10,066,945,359 and $1,898,587,031, respectively.

    At April 30, 2002, accumulated net unrealized appreciation for Ultra and
Vista was $3,798,914,898 and $131,565,047, respectively, based on the aggregate cost of investments for federal income tax purposes of $22,246,139,634 and
$1,123,444,916, respectively. Accumulated net unrealized appreciation consisted of unrealized appreciation of $4,656,712,473 and $167,957,859 for Ultra and
Vista, respectively, and unrealized depreciation of $857,797,575 and
$36,392,812, respectively.

 20      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows:

                                                                               ULTRA                               VISTA
                                                                               -----                               -----

                                                                      SHARES            AMOUNT            SHARES            AMOUNT

 INVESTOR CLASS                                                                           (In Thousands)

Shares Authorized .............................................       3,500,000                            710,000
                                                                 ===============                    ===============

Six months ended April 30, 2002

Sold ..........................................................          47,766     $  1,292,327            17,567        $192,846

Redeemed ......................................................         (85,051)     (2,300,625)           (22,113)       (242,573)
                                                                 ---------------  ---------------   ---------------  ---------------

Net decrease ..................................................         (37,285)    $(1,008,298)            (4,546)    $   (49,727)
                                                                 ===============  ===============   ===============  ===============

Year ended October 31, 2001

Sold ..........................................................         117,888      $3,566,712             49,805        $693,209

Issued in reinvestment of distributions .......................         119,183       3,956,957             39,903         581,003

Redeemed ......................................................        (185,929)     (5,444,912)           (70,832)       (965,579)
                                                                 ---------------  ---------------   ---------------  ---------------

Net increase ..................................................          51,142      $2,078,757             18,876        $308,633
                                                                 ===============  ===============   ===============  ===============
====================================================================================================================================

 ADVISOR CLASS                                                                            (In Thousands)

Shares Authorized ............................................           300,000                          210,000
                                                                 ===============                   ===============

Six months ended April 30, 2002

Sold .........................................................            3,525         $94,722             1,001          $10,912

Redeemed .....................................................           (2,883)        (77,174)             (958)         (10,434)
                                                                 ---------------  ---------------  ---------------   ---------------

Net increase .................................................              642         $17,548                43         $    478
                                                                 ===============  ===============  ===============   ===============

Year ended October 31, 2001

Sold .........................................................            7,230        $216,407               779          $10,362

Issued in reinvestment of distributions ......................            1,673          55,371               409            5,936

Redeemed .....................................................           (4,006)       (116,602)             (835)         (10,799)
                                                                 ---------------  ---------------  ---------------  ---------------

Net increase .................................................            4,897        $155,176               353        $   5,499
                                                                 ===============  ===============  ===============  ===============
====================================================================================================================================

 INSTITUTIONAL CLASS                                                                      (In Thousands)

Shares Authorized .............................................         200,000                            80,000
                                                                 ===============                   ===============

Six months ended April 30, 2002

Sold ..........................................................           9,537        $263,687             1,224          $13,594

Redeemed ......................................................          (4,026)       (109,735)           (1,174)         (13,047)
                                                                 ---------------  ---------------  ---------------   ---------------

Net increase ..................................................           5,511        $153,952                50        $     547
                                                                 ===============  ===============  ===============   ===============

Year ended October 31, 2001

Sold ..........................................................           8,580        $252,056             3,257          $45,260

Issued in reinvestment of distributions .......................           2,465          82,121             1,002           14,665

Redeemed ......................................................          (5,859)       (171,415)           (2,240)         (29,556)
                                                                 ---------------  ---------------  ---------------  ---------------

Net increase ..................................................           5,186        $162,762             2,019          $30,369
                                                                 ===============  ===============  ===============  ===============
====================================================================================================================================

 C CLASS                                                                                  (In Thousands)

Shares Authorized .............................................         100,000                            100,000
                                                                 ===============                   ===============

Six months ended April 30, 2002

Sold ..........................................................               4            $108                 3               $32

Redeemed ......................................................               --             (3)                --               --
                                                                 ---------------  ---------------  ---------------   ---------------

Net increase ..................................................               4            $105                 3               $32
                                                                 ===============  ===============  ===============   ===============

Period ended October 31, 2001(1)

Sold ..........................................................               4             $96                --                $5
                                                                 ===============  ===============  ===============   ===============

(1)  October 29, 2001 to October 31, 2001, for Ultra. July 18, 2001 to October
31, 2001, for Vista.

                                              www.americancentury.com      21

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

5.  AFFILIATED COMPANY TRANSACTIONS

       A summary of transactions for each issuer which is or was an affiliate at or during the six months ended April 30, 2002, follows:

                                                                                                             APRIL 30, 2002

                              SHARE BALANCE      PURCHASE        SALES        REALIZED      DIVIDEND
FUND/ISSUER                     10/31/01           COST          COST        GAIN (LOSS)    INCOME      SHARE BALANCE   MARKET VALUE
-----------                     --------           ----          ----        -----------    ------      -------------   ------------

 Ultra                                                                  ($ in Thousands)

Applebee's International Inc.   2,624,749            --     $   25,660       $  3,675    $     168        1,759,749      $    68,709

Black Box Corporation(1)        1,935,000            --            --             --           --         1,935,000           90,548

Dean Foods Co.(1)(2)            1,465,127         21,581           --             --           --         3,620,254(3)       134,022

Direct Focus Inc.(1)            2,895,000            --            --             --           --         2,895,000          130,101

ENSCO International Inc.(2)     6,570,000         15,018        48,563         19,527          361        4,860,000          164,074

Liz Claiborne, Inc.             2,885,000          8,484           --             --          690        6,130,000(3)       191,807

Rent-A-Center Inc.(1)           1,995,000             --        29,876         (6,241)          --        1,390,000           83,754

Rowan Companies, Inc.(1)        5,570,000             --        16,133          6,331           --        4,585,000          116,367

Sealed Air Corp.(1)             4,050,000             --            --             --           --        4,050,000          180,913

Tidewater Inc.                  3,625,000             --        19,039          5,057        1,087        3,035,000          132,023

United Stationers Inc.(1)       1,580,000             --            --             --           --        1,580,000           61,739
                                            ------------  ------------   ------------  ------------                     ------------
                                                 $45,083      $139,271        $28,349       $2,306                        $1,354,057
                                            ============  ============   ============  ============                     ============

(1)  Non-income producing.

(2)  Issuer was not an affiliate at April 30, 2002.

(3)  Includes adjustments for shares received from a stock split and/or stock spinoff during the period.

6. BANK LOANS

    The funds, along with certain other funds managed by ACIM, have a
$650,000,000 unsecured bank line of credit agreement with JPM, which was renewed from $520,0000,000 effective December 18, 2001. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the six months ended April 30, 2002.

7. SECURITIES LENDING

    At April 30, 2002, securities in Ultra valued at $1,082,265,930 were on loan through the lending agent, JPMorgan Chase Bank, to certain approved borrowers.
JPMorgan Chase Bank receives and maintains collateral in the form of cash, U.S.
Treasury or Government Agency securities and/or letters of credit for the fund.
The value of cash collateral at period end is disclosed in Ultra's Statement of
Assets and Liabilities. The total value of collateral at April 30, 2002, was
$1,133,314,834. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by Ultra may be delayed or limited.

 22      1-800-345-2021

Ultra--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                                 Investor Class

                                                 2002(1)        2001          2000          1999           1998          1997
====================================================================================================================================

PER-SHARE DATA

Net Asset Value, Beginning of Period .........  $25.09        $41.45        $38.97        $31.06          $33.46         $29.52
                                               ---------    ---------     ---------     ---------       ---------       ---------

Income From Investment Operations

  Net Investment Income (Loss)(2) ............    0.03         (0.06)        (0.28)        (0.14)          (0.02)          0.01

  Net Realized and Unrealized Gain (Loss) ....    1.21        (11.89)         4.14         11.17            4.70           5.62
                                               ---------    ---------     ---------     ---------        ---------       ---------

  Total From Investment Operations ...........    1.24        (11.95)         3.86         11.03            4.68           5.63
                                               ---------    ---------     ---------     ---------        ---------       ---------

Distributions

  From Net Investment Income .................      --            --            --            --           (0.01)            --

  From Net Realized Gains ....................      --         (4.41)        (1.38)        (3.12)          (7.07)         (1.69)
                                               ---------    ---------     ---------     ---------        ---------       ---------

  Total Distributions ........................      --         (4.41)        (1.38)        (3.12)          (7.08)         (1.69)
                                               ---------    ---------     ---------     ---------        ---------       ---------

Net Asset Value, End of Period ...............  $26.33        $25.09        $41.45        $38.97          $31.06         $33.46
                                               =========    =========     =========     =========         =========      =========

  Total Return(3) ............................    4.94%       (31.44)%        9.81%        37.94%          17.61%         19.95%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ........................ 0.99%(4)         0.98%         0.99%         1.00%          1.00%          1.00%

Ratio of Net Investment Income (Loss)
to Average Net Assets ........................ 0.16%(4)       (0.18)%       (0.64)%       (0.39)%        (0.08)%          0.03%

Portfolio Turnover Rate ......................     36%            86%           62%           42%           128%           107%

Net Assets, End of Period (in millions) ...... $24,791        $24,560       $38,461       $35,752        $25,396        $21,695

(1)  Six months ended April 30, 2002 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

See Notes to Financial Statements
See Glossary for a Definition of the Table    www.americancentury.com      23

Ultra--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                               Advisor Class

                                                2002(1)        2001          2000          1999         1998          1997
====================================================================================================================================

PER-SHARE DATA

Net Asset Value, Beginning of Period            $24.92       $41.23        $38.80        $31.00        $33.36         $29.52
                                               ---------    ---------     ---------     ---------    ---------       ---------

Income From Investment Operations

  Net Investment Income (Loss)(2)                 --(3)       (0.13)        (0.40)        (0.23)        (0.11)        (0.07)

  Net Realized and Unrealized Gain (Loss)         1.20       (11.87)         4.21         11.15          4.73          5.60
                                               ---------    ---------     ---------     ---------     ---------       ---------

  Total From Investment Operations                1.20       (12.00)         3.81         10.92          4.62          5.53
                                               ---------    ---------     ---------     ---------      ---------      ---------

Distributions

  From Net Realized Gains                           --        (4.31)        (1.38)        (3.12)        (6.98)        (1.69)
                                               ---------    ---------     ---------     ---------      ---------     ---------

Net Asset Value, End of Period                  $26.12       $24.92        $41.23        $38.80        $31.00        $33.36
                                               =========    =========     =========     =========      =========     =========

  Total Return(4)                                 4.82%      (31.69)%        9.72%        37.63%        17.36%        19.59%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .......................  1.24%(5)         1.23%         1.24%         1.25%        1.25%         1.25%

Ratio of Net Investment Income (Loss)
to Average Net Assets ...................... (0.09)%(5)       (0.43)%       (0.89)%       (0.64)%      (0.33)%       (0.22)%

Portfolio Turnover Rate ....................       36%            86%           62%           42%         128%          107%

Net Assets, End of Period (in thousands) ...  $474,810       $437,024      $521,187      $247,814      $98,965       $30,827

(1)  Six months ended April 30, 2002 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods  less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

                                             See Notes to Financial Statements
 24          1-800-345-2021         See Glossary for a Definition of the Table

Ultra--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                            Institutional Class

                                                 2002(1)       2001          2000          1999         1998         1997(2)
====================================================================================================================================

PER-SHARE DATA

Net Asset Value, Beginning of Period ........   $25.24        $41.65        $39.13        $31.12       $33.53         $30.78
                                               ---------    ---------     ---------     ---------     ---------       ---------

Income From Investment Operations

  Net Investment Income (Loss)(3) ...........     0.06          0.01         (0.20)        (0.09)        0.03           0.06

  Net Realized and Unrealized Gain (Loss) ...     1.21        (11.94)         4.10         11.22         4.72           4.38
                                               ---------    ---------     ---------     ---------     ---------       ---------

  Total From Investment Operations ..........     1.27        (11.93)         3.90         11.13         4.75           4.44
                                               ---------    ---------     ---------     ---------     ---------       ---------

Distributions

  From Net Investment Income ................       --            --            --            --        (0.09)            --

  From Net Realized Gains ...................       --         (4.48)        (1.38)        (3.12)       (7.07)         (1.69)
                                               ---------    ---------     ---------     ---------     ---------       ---------

  Total Distributions .......................       --         (4.48)        (1.38)        (3.12)       (7.16)         (1.69)
                                               ---------    ---------     ---------     ---------     ---------       ---------

Net Asset Value, End of Period ..............   $26.51        $25.24        $41.65        $39.13       $31.12         $33.53
                                               =========    =========     =========     =========     =========       =========

  Total Return(4) ...........................     5.03%       (31.25)%        9.87%        38.21%       17.85%         15.28%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .......................  0.79%(5)         0.78%         0.79%         0.80%        0.80%       0.80%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets .......................  0.36%(5)         0.02%       (0.44)%       (0.19)%        0.12%       0.23%(5)

Portfolio Turnover Rate .....................      36%            86%           62%           42%         128%        107%(6)

Net Assets, End of Period (in thousands) .... $769,486       $593,436      $763,304      $186,025      $36,065          $334

(1)  Six months ended April 30, 2002 (unaudited).

(2)  November 14, 1996 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 1997.

See Notes to Financial Statements
See Glossary for a Definition of the Table    www.americancentury.com      25

Ultra--Financial Highlights
--------------------------------------------------------------------------------

                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                        C Class

                                                  2002(1)     2001(2)
================================================================================

PER-SHARE DATA

Net Asset Value, Beginning of Period .........  $25.09        $25.53
                                               ---------    ---------

Income From Investment Operations

  Net Investment Loss(3) .....................   (0.10)         --(4)

  Net Realized and Unrealized Gain (Loss) ....    1.21         (0.44)
                                               ---------    ---------

  Total From Investment Operations ...........    1.11         (0.44)
                                               ---------    ---------

Net Asset Value, End of Period ...............  $26.20        $25.09
                                               =========    =========

  Total Return(5) ............................    4.42%        (1.72)%
================================================================================

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .....................    1.99%(6)       1.99%(6)

Ratio of Net Investment Loss
to Average Net Assets .....................  (0.84)%(6)     (3.10)%(6)

Portfolio Turnover Rate ...................         36%         86%(7)

Net Assets, End of Period (in thousands) ...       $201           $95

(1)  Six months ended April 30, 2002 (unaudited).

(2)  October 29, 2001 (commencement of sale) through October 31, 2001.

(3)  Computed using average shares outstanding throughout the period.

(4)  Per-share amount was less than $0.005.

(5)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places.
If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6)  Annualized.

(7)  Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2001.

                                            See Notes to Financial Statements
 26          1-800-345-2021        See Glossary for a Definition of the Table

Vista--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                                Investor Class

                                                 2002(1)        2001         2000          1999         1998          1997
====================================================================================================================================

PER-SHARE DATA

Net Asset Value, Beginning of Period .........   $10.62       $24.37        $15.41         $9.27       $14.53         $15.68
                                               ---------    ---------     ---------     ---------     ---------       ---------

Income From Investment Operations

  Net Investment Loss(2) .....................    (0.02)       (0.04)        (0.16)        (0.05)       (0.05)         (0.10)

  Net Realized and Unrealized Gain (Loss) ....     0.59        (7.38)        10.07          6.19        (4.41)          0.13
                                               ---------    ---------     ---------     ---------     ---------       ---------

  Total From Investment Operations ...........     0.57        (7.42)         9.91          6.14        (4.46)          0.03
                                               ---------    ---------     ---------     ---------     ---------       ---------

Distributions

  From Net Realized Gains ....................       --        (6.33)        (0.95)           --        (0.80)         (1.18)
                                               ---------    ---------     ---------     ---------     ---------       ---------

Net Asset Value, End of Period ...............   $11.19       $10.62        $24.37        $15.41        $9.27         $14.53
                                               =========    =========     =========     =========     =========       =========

  Total Return(3) ............................     5.37%      (37.48)%       66.16%        66.24%      (31.94)%         0.29%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ........................  1.00%(4)         1.00%        1.00%         1.00%        1.00%         1.00%

Ratio of Net Investment Loss
to Average Net Assets ....................... (0.44)%(4)       (0.31)%      (0.65)%       (0.40)%      (0.42)%       (0.73)%

Portfolio Turnover Rate .....................      155%          290%          135%          187%         229%           96%

Net Assets, End of Period (in millions) .....    $1,237        $1,222        $2,345        $1,146         $895        $1,828

(1)  Six months ended April 30, 2002 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

See Notes to Financial Statements
See Glossary for a Definition of the Table    www.americancentury.com      27

Vista--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                                Advisor Class

                                                 2002(1)        2001          2000         1999       1998          1997
====================================================================================================================================

PER-SHARE DATA

Net Asset Value, Beginning of Period .........   $10.53       $24.24        $15.31         $9.23     $14.50         $15.67
                                               ---------    ---------     ---------     ---------   ---------     ---------

Income From Investment Operations

  Net Investment Loss(2) .....................    (0.03)       (0.08)        (0.22)        (0.08)     (0.08)         (0.14)

  Net Realized and Unrealized Gain (Loss) ....     0.59        (7.35)        10.05          6.16      (4.39)          0.15
                                               ---------    ---------     ---------     ---------   ---------       ---------

  Total From Investment Operations ...........     0.56        (7.43)         9.83          6.08      (4.47)          0.01
                                               ---------    ---------     ---------     ---------   ---------       ---------

Distributions

  From Net Realized Gains ....................       --        (6.28)        (0.90)           --      (0.80)         (1.18)
                                               ---------    ---------     ---------     ---------   ---------       ---------

Net Asset Value, End of Period ...............   $11.09       $10.53        $24.24        $15.31      $9.23         $14.50
                                               =========    =========     =========     =========   =========      =========

  Total Return(3) ............................     5.32%      (37.76)%       65.98%        65.87%    (32.08)%         0.15%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses
to Average Net Assets ........................  1.25%(4)         1.25%        1.25%         1.25%       1.25%         1.25%

Ratio of Net Investment Loss
to Average Net Assets ....................... (0.69)%(4)       (0.56)%      (0.90)%       (0.65)%     (0.67)%       (0.98)%

Portfolio Turnover Rate .....................      155%          290%         135%           187%        229%           96%

Net Assets, End of Period (in thousands) ....   $14,490       $13,315      $22,077         $7,755      $4,052        $6,553

(1)  Six months ended April 30, 2002 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

                                            See Notes to Financial Statements
 28          1-800-345-2021        See Glossary for a Definition of the Table

Vista--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                             Institutional Class

                                                 2002(1)        2001          2000          1999        1998         1997(2)
====================================================================================================================================

PER-SHARE DATA

Net Asset Value, Beginning of Period .........   $10.70       $24.50        $15.51         $9.32       $14.56         $15.73
                                               ---------    ---------     ---------     ---------     --------       ---------

Income From Investment Operations

  Net Investment Loss(3) .....................    (0.01)       (0.02)        (0.11)        (0.04)       (0.01)         (0.07)

  Net Realized and Unrealized Gain (Loss) ....     0.60        (7.41)        10.09          6.23        (4.43)          0.08
                                               ---------    ---------     ---------     ---------     ---------       ---------

  Total From Investment Operations ...........     0.59        (7.43)         9.98          6.19        (4.44)          0.01
                                               ---------    ---------     ---------     ---------     ---------       ---------

Distributions

   From Net Realized Gains ...................      --         (6.37)        (0.99)          --         (0.80)         (1.18)
                                               ---------    ---------     ---------     ---------     ---------       ---------

Net Asset Value, End of Period ...............   $11.29       $10.70        $24.50        $15.51        $9.32         $14.56
                                               =========    =========     =========     =========     =========       =========

  Total Return(4) ............................     5.51%      (37.31)%       66.28%        66.42%      (31.72)%         0.17%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ........................  0.80%(5)         0.80%        0.80%         0.80%        0.80%      0.80%(5)

Ratio of Net Investment Loss
to Average Net Assets ....................... (0.24)%(5)       (0.11)%      (0.45)%       (0.20)%      (0.22)%    (0.53)%(5)

Portfolio Turnover Rate .....................      155%           290%         135%          187%         229%        96%(6)

Net Assets, End of Period (in thousands) ....   $49,163        $46,069      $56,022          $122          $60      $13,581

(1)  Six months ended April 30, 2002 (unaudited).

(2)  November 14, 1996 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 1997.

See Notes to Financial Statements
See Glossary for a Definition of the Table    www.americancentury.com      29

Vista--Financial Highlights
--------------------------------------------------------------------------------

                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                       C Class

                                                 2002(1)      2001(2)
================================================================================

PER-SHARE DATA

Net Asset Value, Beginning of Period .........  $10.59        $12.07
                                               ---------    ---------

Income From Investment Operations

  Net Investment Loss(3) .....................   (0.07)        (0.06)

  Net Realized and Unrealized Gain (Loss) ....    0.58         (1.42)
                                               ---------    ---------

  Total From Investment Operations ...........    0.51         (1.48)
                                               ---------    ---------

Net Asset Value, End of Period ...............  $11.10        $10.59
                                               =========    =========

  Total Return(4) ............................    4.82%       (12.26)%
=================================================================================

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ......................   2.00%(5)       2.00%(5)

Ratio of Net Investment Loss
to Average Net Assets ...................... (1.44)%(5)     (1.77)%(5)

Portfolio Turnover Rate ....................      155%         290%(6)

Net Assets, End of Period (in thousands) ...       $38             $4

(1)  Six months ended April 30, 2002 (unaudited).

(2)  July 18, 2001 (commencement of sale) through October 31, 2001.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places.
If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is  made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2001.

                                            See Notes to Financial Statements
 30          1-800-345-2021        See Glossary for a Definition of the Table

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Four classes of shares are authorized for sale by the funds: Investor Class,
Advisor Class, Institutional Class, and C Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks,  broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the
Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or  financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    C CLASS shares are sold primarily through employer-sponsored retirement plans or through institutions such as banks, broker-dealers, and insurance companies. C Class shares are subject to a Rule 12b-1 service and distribution fee of 1.00% for equity funds and 0.75% for fixed income funds. 0.25% of that fee is available to pay for individual shareholder and administrative services and the remainder is available to pay for distribution services provided by the financial intermediary through which the C Class Shares are purchased. The total expense ratio of the  C Class shares is higher than the total expense ratio of
Investor Class shares by 1.00% for equity funds and 0.75% for fixed income funds.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American
Century. You may revoke  your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                              www.americancentury.com      31

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers more than a dozen growth funds, including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own companies whose earnings and revenues are growing at an accelerating rate.
Second, we attempt to keep the funds fully invested, regardless  of short-term market activity. Experience  has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are  managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies:

     AMERICAN CENTURY ULTRA generally invests in the securities of larger companies that exhibit growth. It typically will have  significant price fluctuations.

     AMERICAN CENTURY VISTA invests mainly in the securities of smaller and medium-sized firms that exhibit growth. The fund  is subject to significant price volatility but offers high long-term growth potential. Historically, small- and mid-cap stocks have been more volatile than the stocks of larger, more established companies.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment  products available for purchase.

     The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

     The S&P 500 INDEX is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered  to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock  market performance.

     The S&P 500/BARRA INDEX is a  capitalization-weighted index consisting  of
S&P 500 stocks. S&P 500/BARRA VALUE consists of stocks with lower price-to-book ratios, and S&P 500/BARRA GROWTH  consists of stocks with higher price-to-book ratios. In general, both share other characteristics with value- or growth-style stocks.

     The S&P MIDCAP 400 INDEX, a market-value weighted index, consists of 400 domestic stocks chosen for market size, liquidity, and industry group presentation.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies based on total market capitalization.

     The RUSSELL 2500 INDEX was created by the Frank Russell Company. It measures the performance of the 2,500 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2500 represents approximately 23% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $650 million. The RUSSELL 2500 GROWTH INDEX measures the performance of those Russell
2500 companies with higher price-to-book ratios and higher forecasted growth rates.

     The RUSSELL MIDCAP INDEX measures the performance of the 800 smallest companies in the Russell 1000 Index. The RUSSELL MIDCAP GROWTH INDEX measures the  performance of those Russell MidCap Index companies with higher price-to-book ratios and higher forecasted growth values. The RUSSELL MIDCAP
VALUE INDEX measures  the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. Created by Frank
Russell Company, it is not an investment product available for purchase.

[left margin]

PORTFOLIO MANAGERS

  Ultra
       JIM STOWERS III
       BRUCE WIMBERLY
       JOHN SYKORA, CFA
       JERRY SULLIVAN
================================================================================
  Vista
       GLENN FOGLE, CFA
       DAVID ROSE, CFA

 32      1-800-345-2021

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually
compounded returns that would have produced the  fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they  are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 23-30.

INVESTMENT TERMS

*   MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding  common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies,  then the median is the average of the two companies in the middle.

*   WEIGHTED AVERAGE MARKET CAPITALIZATION-- average
market capitalization represents the average value of the companies held in a portfolio. When that figure is  weighted, the impact of each company's capitalization  on the overall average is proportional to the total market value of its shares.

*   NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

*   PORTFOLIO TURNOVER-- the percentage of a fund's
investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   PRICE/BOOK RATIO-- a stock value measurement
calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is  calculated by subtracting a company's liabilities from  its assets, then dividing that value by the number of  outstanding shares.)

*   PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's
P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

*   BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

*   GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $10.4 billion. This is Lipper's market capitalization breakpoint as of
April 30, 2002, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--
the stocks of companies with a market capitalization  (the total value of a company's outstanding stock) of between $2.5 billion and $10.4 billion. This is
Lipper's  market capitalization breakpoint as of April 30, 2002, although it may be subject to change based on market  fluctuations. The S&P MidCap 400 Index and
Russell  2500 Index generally consist of stocks in this range.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--
the stocks of companies with a market capitalization  (the total value of a company's outstanding stock) of less than $2.5 billion. This is Lipper's market capitalization  breakpoint as of April 30, 2002, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000
Index generally consist of stocks in this range.

*   VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

                                              www.americancentury.com      33

Glossary
--------------------------------------------------------------------------------

                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are  consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable  foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize
both growth and income provided by either dividend- paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital
appreciation and long-term growth, generally providing high return potential with correspondingly high price- fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price- fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price- fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities  purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price,  or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and  portfolio turnover (a gauge of the fund's trading activity).

 34      1-800-345-2021

Notes
--------------------------------------------------------------------------------

                                              www.americancentury.com      35

Notes
--------------------------------------------------------------------------------

 36      1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Opportunities
   New Opportunities II            International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   Ginnie Mae                      AZ Municipal Bond
   Inflation-Adjusted Treasury     FL Municipal Bond
   Limited-Term Bond               Intermediate-Term Tax-Free
   Short-Term Government           CA Limited-Term Tax-Free
   Short-Term Treasury             Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
  December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates,  however, they can offer a conservative, dependable way to invest for a specific time horizon. Target
  2000 will close on December 15, 2000. The fund closed to new investors on
  10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

[photo of rowers]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and  convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to  conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.
--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0206                                 American Century Investment Services, Inc.
SH-ANN-29916S                      (c)2002 American Century Services Corporation

[front cover]

AMERICAN CENTURY
Semiannual Report

[photo of men rowing]

[graphic of chart]

Giftrust(reg.sm)

April 30, 2002

[american century logo and text logo (reg. sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr., standing, with James E. Stowers III]

James E. Stowers, Jr., standing, with James E. Stowers III

     When we introduced Giftrust nearly 19 years ago, we had two goals in mind.
One was to make it possible for people to make gifts of mutual fund shares to loved ones, something no other fund company had ever done. Next, we wanted to provide an investment vehicle that could take advantage of the fact that the stock market has proven to be one of the most profitable places to invest over long periods of time.

     With this in mind, we have made several policy changes designed to strengthen Giftrust's original intent. Some of them pertain to new investors, while others apply to current Giftrusts. (The changes are explained in detail in the attached Prospectus Supplement.)

     Upholding the very personal nature of this unique gift of remembrance, beginning August 1, 2002, new Giftrusts will represent a one-time gift from the grantor--the trust will not accept subsequent investments. For existing trusts
(Giftrusts established before August 1, 2002), additional contributions will be accepted from the original grantor only.

     The minimum investment period for new Giftrusts will be extended from 10 years to 18 years and capped at 65 years. The increased trust term better reflects American Century's belief that successful common stock investing is measured in years, even decades, and that results are earned by remaining invested through all types of market cycles. Many current Giftrust grantors appear to agree with our philosophy--the average Giftrust runs well past 10 years, and many grantors seek to provide loved ones with a financially secure retirement.

     Beginning next year, we will provide a single, annual statement for all
Giftrust beneficiaries. This policy recognizes that the great majority of
Giftrusts represent one-time investments, are mostly given to very young children, and run for long periods. Of course, Giftrust beneficiaries and grantors can check their account balances any time on www.americancentury.com.

     We have every expectation that the recipients of Giftrusts will have cause to thank their thoughtful grantors for not only saving for their futures, but also investing that savings with long-term objectives. In closing, we firmly believe that Giftrust grantors and beneficiaries will find that "The Best is Yet to Be."(reg.sm)

Sincerely,

/s/ of James E. Stowers, Jr.                 /s/ of James E. Stowers III
James E. Stowers, Jr.                        James E. Stowers III
Founder and Chairman of the Board            Co-Chairman of the Board

[right margin]

   Table of Contents

   Market Perspective .....................................................    2
GIFTRUST

FINANCIAL STATEMENTS

OTHER INFORMATION
   Background Information

                                                  www.americancentury.com      1

Market Perspective from C. Kim Goodwin
--------------------------------------------------------------------------------

[photo of C. Kim Goodwin]

C. Kim Goodwin, chief investment officer, U.S. growth equities

     The U.S. economy and the stock market showed signs of improvement during the six months covered by this report. The S&P 500 Index finished with a 2.29%
gain as investors balanced positive economic trends with weakness in corporate profits.

     Attempts to reconcile conflicting economic and corporate news are reflected in performance that varied by market capitalization and investment style. During the period, the small stocks that traditionally lead the market coming out of a recession dramatically outperformed large stocks. At the same time, wary investors remained valuation conscious, and lower-priced value stocks outperformed growth issues in all capitalization ranges.

     The period opened amid a fourth-quarter rally that was long on sentiment but short on fundamental strength. Investors were confident that the economy was on the mend, and they were betting -- with little data to back them up -- that corporate profits would soon follow suit. Though the economy continued to gain strength in 2002, a strong profit recovery did not materialize. The rally stalled early this year and share prices declined under the weight of an earnings season filled with weak profit reports and modest expectations for the future. Growing concern about accounting practices and rising international tensions also contributed to the uncertain conditions. Throughout the rest of the period, the market vacillated as investors tried to determine when corporate profits would catch up with the resurgent economy.

     Your portfolio managers added value by following disciplined, bottom-up investment strategies that are centered on identifying companies demonstrating accelerating growth. This stock-by-stock approach kept our portfolios focused on companies whose revenues and earnings are benefiting from strong end-market demand for their goods and services, and led us to reduce our exposure to companies facing declining demand. For example, some of the period's top performers enjoyed sustainable fundamental growth due to robust spending in the consumer marketplace. Meanwhile, some of the worst performing stocks were hurt by cutbacks in corporate spending.

     As we look ahead, we see reasons to be optimistic about future opportunities for growth investors. Growth stocks, particularly smaller issues, participated in the equity rebound, and indicators point to continued
improvement. The economy is growing again after only one quarter of contraction, interest rates remain near historic lows, and productivity growth is strong. In addition, corporations are beginning to see their profit margins pick up as the benefits of cost cutting fall to the bottom line. These lower costs will provide the lever for rising profits as revenues improve.

     Though we expect volatility to continue in the months ahead, we are optimistic that these positive economic trends bode well for growth investors over the long term.

[left margin]

"AS WE LOOK AHEAD, WE SEE REASONS TO BE OPTIMISTIC ABOUT FUTURE OPPORTUNITIES
FOR GROWTH INVESTORS."

MARKET RETURNS
FOR THE SIX MONTHS ENDED APRIL 30, 2002

S&P 500             2.29%
S&P MIDCAP 400     20.02%
RUSSELL 2000       20.03%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)

FOR THE SIX MONTHS ENDED APRIL 30, 2002

2      1-800-345-2021

Giftrust--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 2002

                                              GIFTRUST   RUSSELL MIDCAP    RUSSELL 2000
                                              --------     GROWTH            GROWTH
                                                           ------            ------
6 MONTHS(1) ................................   8.83%          6.97%           10.40%
1 YEAR ..................................... -14.35%        -15.01%           -8.52%
========================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ....................................   1.71%         -2.84%           -3.34%
5 YEARS ....................................   2.59%          7.73%            4.55%
10 YEARS ...................................   9.64%         10.86%            7.09%
LIFE OF FUND(2) ............................  13.55%          N/A(3)         6.92%(4)

(1)  Returns for periods less than one year are not annualized.
(2)  Fund inception was 11/25/83
(3)  Benchmark began 12/31/85
(4)  Since 11/30/83 the date nearest the fund's inception for which data are available.

See pages 14-16 for information about the indices and returns.

GROWTH OF $10,000 OVER 10 YEARS

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The indices are provided for comparison in each graph. Giftrust's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED APRIL 30)

                                                  www.americancentury.com      3

Giftrust--Performance Review
--------------------------------------------------------------------------------

[photo of Kurt Stalzer and Linda Peterson]

A commentary by Kurt Stalzer and Linda Peterson, portfolio managers on the
Giftrust investment team.

     Giftrust gained 8.83% for the six months ended April 30, 2002, beating the
6.43% return of the average mid-cap growth fund tracked by Lipper Inc.
Giftrust's new benchmark, the Russell Midcap Growth Index, rose only 6.97%.

     In January, American Century's Investment Oversight Committee (IOC)
approved a new benchmark for Giftrust. The IOC made the change in part because the Russell Midcap Growth Index had a heavier mid-cap weighting than the Russell
2000 Growth Index, offering a better representation of the stocks that we consider for the portfolio and providing a more accurate guideline by which to measure Giftrust's performance.

A VOLATILE PERIOD

     Sentiment, more than fundamentals, drove market activity during the period covered by this report, creating a volatile investment environment. Hopes were high in the fourth quarter that the economy had bottomed, and the pieces were in place for improved earnings growth in 2002. As a result, investors moved into stocks that they thought would lead a market resurgence. Technology shares were at the top of their lists, even though many businesses in the sector continued
to post weak earnings.

     The rally faltered in January and February amid mounting concern about the accuracy of accounting practices and the health of corporate profits. The market bounced back in early March in anticipation of first-quarter earnings results.
However, earnings season brought a string of lackluster corporate results and outlooks, and the market sold off again when investors realized that companies would not post the earnings-growth improvement priced into many stocks.

     Since taking over management of Giftrust last fall, we repositioned the fund to reflect a weak business environment, and the changes we made led to our superior performance relative to the benchmark. These changes included reducing our exposure to the troubled technology sector and investing in companies linked to government or consumer spending.

FINDING POCKETS OF STRENGTH

     With the events of September 11 driving the largest military budget increase in nearly 20 years, our positions in defense contractors advanced. The
2002 defense budget increased 15% from 2001 and another 15% increase was proposed for 2003. The growth in procurement spending over the next few years supports sustainable earnings and revenue acceleration for companies such as L-3
Communications and Alliant Techsystems.

     Holdings in the consumer services sector lifted results. The portfolio's position in Yum! Brands (formerly known as Tricon Global Restaurants) rose on steadily increasing sales at the company's fast-food franchises, which include
Taco Bell, Pizza Hut, and KFC. Additionally, the portfolio benefited from increased exposure to radio

[left margin]

PORTFOLIO AT A GLANCE
                                                       AS OF 4/30/02
NET ASSETS                                            $969.1 MILLION

                                                4/30/02          10/31/01
NO. OF COMPANIES                                  93                88
P/E RATIO                                        36.2              33.0
MEDIAN AVERAGE                                   $3.39             $2.60
MARKET CAPITALIZATION                           BILLION           BILLION
WEIGHTED MARKET                                  $5.63             $4.70
CAPITALIZATION                                  BILLION           BILLION
PORTFOLIO TURNOVER                               73%(1)           196%(2)
EXPENSE RATIO (FOR INVESTOR CLASS)             1.00%(3)            1.00%

(1)    Six months ended 4/30/02.
(2)    Year ended 10/31/01.
(3)    Annualized.

TYPES OF INVESTMENTS IN THE PORTFOLIO
================================================================================

                                                          AS OF APRIL 30, 2002
U.S. COMMON STOCKS &
   EQUITY FUTURES                                                94.1%
FOREIGN STOCKS                                                    2.0%
--------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                                            96.1%
TEMPORARY CASH                                                    3.9%

Investment terms are defined in the Glossary on pages 15-16.

4      1-800-345-2021

Giftrust--Performance Review
--------------------------------------------------------------------------------
                                                                    (Continued)

broadcasters--these stocks tend to be among the first to rebound during an economic recovery as local advertising picks up.

     Investments in the energy sector fueled returns as share prices rose in tandem with oil prices. Oil services companies, which provide products and services used by drillers, saw their stock prices climb as the market anticipated an increase in drilling activity.

     Information services stocks came under pressure early in the first quarter on speculation that earnings would weaken. However, we maintained a position in
Affiliated Computer Services after identifying the steady earnings growth provided by corporate and government customers who continued to outsource IT tasks. We were rewarded for our patience, with Affiliated Computer Services finishing as a top contributor to the fund.

HEALTH CARE PLAGUED BY UNCERTAINTY

     Health care was our largest sector weighting six months ago, but we trimmed our stake on signs that profits were under pressure. Despite our efforts, health care businesses detracted most from results. HCR Manor Care, a former top-ten position, faltered on concern that Medicare reimbursement legislation would not be reinstated this fall, and we reduced the position.

     Elsewhere in the sector, requests for more information by the Food & Drug
Administration (FDA) resulted in product approval delays. Drug stocks and biotechnology companies such as Enzon were hurt in this environment.

ACCOUNTING SCRUTINY ROILS MARKET

     Enron's demise loomed over the market, with companies taken down on the faintest whisper of accounting improprieties. Although scouring financial statements is a critical part of our bottom-up investment process, we did not escape the fallout from heightened accounting scrutiny.

     As a case in point, we initially profited from our investment in Hanover
Compressor, a manufacturer of natural gas pumps, but began reducing the position on concern that earnings would deteriorate. We did not completely leave the stock, however, before Hanover announced it would restate earnings as a result of off- balance-sheet transactions, and the stock slowed Giftrust's progress.

STAYING THE COURSE

     While we are pleased with the short-term performance we were able to deliver in an uncertain market environment, we know that Giftrust's results over the past few years have lagged those of its peers. We are working earnestly to continue providing solid returns.

     The economy shows signs of improving, but we expect volatility will continue to be an issue as corporate profits play catch-up. Regardless of how long it takes for the stock market to regain its footing, we will adhere to our investment process and search for growth opportunities among mid-sized companies that appear able to sustain or improve their accelerating growth rates. We believe judicious stock selection following a thorough review of the fundamentals will best serve the long-term interests of Giftrust investors.

[right margin]

TOP TEN HOLDINGS

                                               % OF FUND INVESTMENTS

                                             AS OF               AS OF
                                            4/30/02            10/31/01

LOCKHEED MARTIN CORP.                        2.9%                2.4%
AFFILIATED COMPUTER
     SERVICES INC.                           2.6%                3.6%
TRICON GLOBAL
     RESTAURANTS, INC.                       2.5%                1.4%
OMNICARE, INC.                               2.4%                1.3%
MICROCHIP
     TECHNOLOGY INC.                         2.2%                 --
HILTON HOTELS CORP.                          2.1%                 --
BALL CORPORATION                             1.8%                 --
COOPER CAMERON CORP.                         1.7%                1.1%
WESTWOOD ONE, INC.                           1.7%                1.0%
L-3 COMMUNICATIONS
     HOLDINGS, INC.                          1.7%                1.1%

TOP FIVE INDUSTRIES

                                                 % OF FUND INVESTMENTS
                                                 AS OF             AS OF
                                                4/30/02          10/31/01
MEDICAL PROVIDERS
     & SERVICES                                   7.1%             10.5%
SEMICONDUCTOR                                     7.1%              1.3%
INFORMATION SERVICES                              6.7%              8.7%
DEFENSE/AEROSPACE                                 6.2%              4.9%
OIL SERVICES                                      5.7%              3.2%

                                          www.americancentury.com          5

Giftrust--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 2002 (UNAUDITED)

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------
 COMMON STOCKS - 91.6%
APPAREL & TEXTILES - 0.7%
   131,300  NIKE, Inc.                                       $   7,002
                                                         ---------------------
BANKS - 1.2%
   234,500  Commerce Bancorp, Inc.                              11,582
                                                         ---------------------
CHEMICALS - 1.1%
   237,200  Valspar Corp.                                       10,923
                                                         ---------------------
CLOTHING STORES - 1.8%
   180,400  Nordstrom, Inc.                                      4,232
   191,000  Pacific Sunwear of California(1)                     4,772
   202,900  Ross Stores, Inc.                                    8,235
                                                         ---------------------
                                                                17,239
                                                         ---------------------
COMPUTER HARDWARE &
BUSINESS MACHINES - 1.1%
   279,200  Diebold, Inc.                                       10,559
                                                         ---------------------
COMPUTER SOFTWARE - 5.0%
    300,200  Advent Software Inc.(1)                            14,822
    279,400  Intuit Inc.(1)                                     10,947
    196,000  Mercury Interactive Corp.(1)                        7,304
    220,300  Secure Computing Corp.(1)                           2,768
    350,200  Symantec Corp.(1)                                  12,397
                                                          ---------------------
                                                                48,238
                                                          ---------------------
CONSTRUCTION & REAL PROPERTY - 0.3%
   65,300  Martin Marietta Materials, Inc.                       2,544
                                                         --------------------
CONSUMER DURABLES - 2.0%
   287,700  Furniture Brands International, Inc.(1)             11,747
   118,500  Mohawk Industries, Inc.(1)                           7,623
                                                         ---------------------
                                                                19,370
                                                         ---------------------
DEFENSE/AEROSPACE - 6.2%
    75,000  Alliant Techsystems Inc.(1)                          8,078
   126,500  L-3 Communications Holdings, Inc.(1)                16,164
   438,700  Lockheed Martin Corp.                               27,594
   185,100  Raytheon Company                                     7,830
                                                          ---------------------
                                                                59,666
                                                          ---------------------
DRUGS - 3.6%
   158,400  Allergan, Inc.                                      10,440
    98,000  CV Therapeutics, Inc.(1)                             2,835
   217,700  Enzon, Inc.(1)                                       8,122
   135,400  Gilead Sciences, Inc.(1)                             4,214
   150,500  King Pharmaceuticals, Inc.(1)                        4,717
    82,145  Teva Pharmaceutical Industries
               Ltd. ADR                                          4,608
                                                           ---------------------
                                                                34,936
                                                           ---------------------
ELECTRICAL EQUIPMENT - 0.9%
   70,400  Celestica Inc.(1)                                     1,950
   40,500  Harris Corp.                                          1,467
   16,300  Photon Dynamics Inc.(1)                               5,634
                                                         --------------------
                                                                 9,051
                                                         --------------------

Shares                           ($ in Thousands)             Value
--------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION - 1.0%
   234,100  EOG Resources Inc.                            $   9,961
                                                          -----------------
ENTERTAINMENT - 0.5%
   209,000  Royal Caribbean Cruises Ltd.                      4,930
                                                          -----------------
ENVIRONMENTAL SERVICES - 0.8%
   115,200  Stericycle, Inc.(1)                               7,783
                                                          -----------------
FINANCIAL SERVICES - 1.4%
   398,100  BISYS Group, Inc. (The)(1)                       13,615
                                                          -----------------
FOOD & BEVERAGE - 1.4%
   105,600  American Italian Pasta Co. Cl A(1)                5,253
   218,900  Performance Food Group Co.(1)                     7,894
                                                          -----------------
                                                             13,147
                                                          -----------------
GROCERY STORES - 1.5%
   474,100  SUPERVALUE INC.                                  14,223
                                                          -----------------
HEAVY MACHINERY - 0.2%
   52,000  Deere & Co.                                        2,328
                                                          ----------------
HOTELS - 3.6%
   1,243,900  Hilton Hotels Corp.                            20,350
     389,200  Starwood Hotels &
                 Resorts Worldwide, Inc.                     14,712
                                                          -----------------
                                                             35,062
                                                          -----------------
INDUSTRIAL PARTS - 3.0%
   162,100  American Standard Companies Inc.(1)              12,109
   250,500  Black & Decker Corporation                       12,195
    96,000  Cymer, Inc.(1)                                    4,525
                                                          -----------------
                                                             28,829
                                                          -----------------
INDUSTRIAL SERVICES - 0.5%
   204,000  United Rentals Inc.(1)                            5,202
                                                          -----------------
INFORMATION SERVICES - 6.7%
   462,300  Affiliated Computer Services Inc.(1)             24,997
    57,500  Computer Sciences Corp.(1)                        2,579
   184,200  Corporate Executive Board Co. (The)(1)            7,003
   402,063  Getty Images Inc.(1)                             13,998
   246,900  Interpublic Group of Companies, Inc.              7,624
   484,200  KPMG Consulting Inc.(1)                           8,529
                                                          -----------------
                                                             64,730
                                                          -----------------
MEDIA - 4.2%
   291,200  Cox Radio Inc. Cl A(1)                            8,340
   270,300  Cumulus Media Inc.(1)                             5,059
   213,800  Entercom Communications Corp.(1)                 11,171
   450,700  Westwood One, Inc.(1)                            16,225
                                                          -----------------
                                                             40,795
                                                          -----------------
MEDICAL PRODUCTS & SUPPLIES - 5.0%
   330,600  Alcon, Inc.(1)                                   11,455
   306,600  Beckman Coulter Inc.                             14,646
   129,600  Dentsply International Inc.                       5,141
   128,300  Hillenbrand Industries, Inc.                      8,288
   399,400  STERIS Corp.(1)                                   8,847
                                                          -----------------
                                                             48,377
                                                          -----------------

6          1-800-345-2021                    See Notes to Financial Statements

Giftrust--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES - 7.1%
   156,140  Accredo Health Inc.(1)                          $   10,108
   412,400  Apria Healthcare Group Inc.(1)                      10,718
   156,900  HCR Manor Care, Inc.(1)                              4,023
   335,700  Health Management Associates, Inc.(1)                7,164
   139,600  LifePoint Hospitals Inc.(1)                          5,860
   880,900  Omnicare, Inc.(2)                                   23,555
   153,400  Province Healthcare Co.(1)                           5,924
                                                       -----------------------
                                                                67,352
                                                       -----------------------
MINING & METALS - 1.8%
   356,000  Ball Corporation                                    16,928
                                                       -----------------------
MOTOR VEHICLES & PARTS - 0.4%
   80,500  Harley-Davidson, Inc.                                4,266
                                                       ----------------------
OIL SERVICES - 5.7%
   151,200  BJ Services Co.(1)                                   5,555
   305,100  Cooper Cameron Corp.(1)                             16,732
   299,000  ENSCO International Inc.                            10,094
   317,700  Global SantaFe Corp.                                11,148
   233,800  Weatherford International, Inc.(1)(2)               11,660
                                                       -----------------------
                                                                55,189
                                                       -----------------------
PROPERTY & CASUALTY INSURANCE - 3.2%
   251,300  Gallagher (Arthur J.) & Co.                          9,072
   134,800  MGIC Investment Corp.                                9,619
   230,900  Radian Group Inc.                                   11,984
                                                       -----------------------
                                                                30,675
                                                       -----------------------
RAILROADS - 1.3%
   272,500  Canadian National Railway ORD                       12,933
                                                       -----------------------
RESTAURANTS - 2.5%
   383,100  Tricon Global Restaurants, Inc.(1)                  24,158
                                                       -----------------------
SECURITIES & ASSET MANAGEMENT - 3.9%
   211,500  Affiliated Managers Group Inc.(1)                   13,451
   239,500  Franklin Resources, Inc.                            10,035
   160,600  Investment Technology Group Inc.(1)                  7,388
   203,600  T. Rowe Price Group Inc.                             7,138
                                                       -----------------------

                                                                38,012
                                                       -----------------------
SEMICONDUCTOR - 7.1%
   337,400  Agilent Technologies, Inc.(1)                       10,139
   428,400  Altera Corp.(1)                                      8,806
   278,100  Broadcom Corp.(1)                                    9,600
   628,900  Cirrus Logic, Inc.(1)                                7,635
   163,000  Fairchild Semiconductor Corp.(1)                     4,391
   486,100  Microchip Technology Inc.(1)                        21,622
   152,700  Semtech Corp.(1)                                     4,884
                                                       -----------------------
                                                                67,077
                                                       -----------------------
SPECIALTY STORES - 4.9%
   135,900  Best Buy Co., Inc.(1)                               10,105
   160,200  CDW Computer Centers, Inc.(1)                        8,777
   236,900  Dollar Tree Stores, Inc.(1)                          9,034

Shares                     ($ in Thousands)                      Value
--------------------------------------------------------------------------------
   155,900  Family Dollar Stores, Inc.                       $   5,394
   159,300  Insight Enterprises, Inc.(1)                         4,159
   390,000  Pier 1 Imports, Inc.                                 9,341
                                                        -------------------
                                                                46,810
                                                        -------------------

TOTAL COMMON STOCKS                                            883,492
                                                        -------------------
   (Cost $774,196)
TEMPORARY CASH INVESTMENTS -
 SEGREGATED FOR FUTURES* - 4.5%

    Repurchase Agreement, Goldman Sachs & Co.,
       (U.S. Treasury obligations), in a joint trading
       account at 1.86%, dated 4/30/02, due
       5/1/02 (Delivery value $43,849)                          43,847
                                                         --------------------
   (Cost $43,847)

 TEMPORARY CASH INVESTMENTS - 3.9%

    Repurchase Agreement, Credit Suisse First
       Boston, Inc., (U.S. Treasury obligations), in a
       joint trading account at 1.83%, dated 4/30/02,
       due 5/1/02 (Delivery value $33,902)                      33,900

    Repurchase Agreement, Goldman Sachs &
       Co., (U.S. Treasury obligations),
       in a joint trading
       account at 1.86%, dated 4/30/02,
       due 5/1/02 (Delivery value $3,653)                        3,653
                                                         -----------------

TOTAL TEMPORARY CASH INVESTMENTS                                37,553
                                                         -----------------
   (Cost $37,553)

TOTAL INVESTMENT SECURITIES - 100.0%                          $964,892
                                                         -----------------
   (Cost $855,596)

EQUITY FUTURES CONTRACTS*

                                              ($ in Thousands)
                    Expiration        Underlying Face        Unrealized
   Purchased           Date           Amount at Value           Loss
-------------------------------------------------------------------------
163  S&P 400
     Futures         June 2002            $43,847              $(136)
                                       ==================================

*Equity futures contracts typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell).
By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depository Receipt

ORD = Foreign Ordinary Share

(1) Non-income producing.

(2) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

See Notes to Financial Statements                 www.americancentury.com      7

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

APRIL 30, 2002 (UNAUDITED)

ASSETS                                   (In Thousands Except Per-Share Amount)

Investment securities, at value (cost of $855,596) (Note 3) ..... $   964,892
Cash ............................................................         140
Collateral for securities loaned ................................     236,652
Receivable for investments sold .................................      18,308
Receivable for variation margin on futures contracts                      611
Dividends and interest receivable ...............................          53
                                                                 ----------------
                                                                    1,220,656
                                                                 ----------------
LIABILITIES
Payable for securities loaned ...................................     236,652
Payable for investments purchased ...............................      14,094
Accrued management fees (Note 2) ................................         795
                                                                   -------------
                                                                      251,541
                                                                   --------------

Net Assets. ..................................................... $   969,115
                                                                   ==============
CAPITAL SHARES, $0.01 PAR VALUE
Authorized ......................................................     200,000
                                                                   =============
Outstanding .....................................................      63,414
                                                                   =============
Net Asset Value Per Share .......................................      $15.28
                                                                   =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) .........................  $1,345,738
Accumulated net investment loss .................................        (247)
Accumulated net realized loss on investment transactions ........    (485,536)
Net unrealized appreciation on investments (Note 3) .............     109,160
                                                                   -------------
                                                                  $   969,115
                                                                  ==============

                                               See Notes to Financial Statements

8          1-800-345-2021             See Glossary for a Definition of the Table

Statement of Operations
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)

INVESTMENT LOSS                                                   (In Thousands)

Income:
Interest .........................................................  $   2,487
Dividends ........................................................      1,554
Security lending income ..........................................        359
                                                                   -------------
                                                                        4,400
                                                                   -------------
Expenses (Note 2):
Management fees ..................................................     4,643
Directors' fees and expenses .....................................         4
                                                                   -------------
                                                                       4,647
                                                                   -------------

Net investment loss ..............................................      (247)
                                                                   -------------

REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 3)
Net realized loss on investment transactions .....................   (20,618)
Change in net unrealized appreciation on investments .............    99,140
                                                                   -------------

Net realized and unrealized gain .................................    78,522
                                                                   -------------

Net Increase in Net Assets Resulting from Operations .............   $78,275
                                                                   =============

See Notes to Financial Statements

See Glossary for a Definition of the Table        www.americancentury.com      9

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2001

Increase (decrease) in Net Assets

                                                            2002               2001
                                                            ----               ----

OPERATIONS                                                      (In Thousands)
Net investment loss ................................     $   (247)       $   (1,363)
Net realized loss ..................................      (20,618)         (461,206)
Change in net unrealized appreciation ..............       99,140          (719,766)
                                                      ---------------   ----------------
Net increase (decrease) in net
assets resulting from operations ...................       78,275        (1,182,335)
                                                      ---------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains ............................           --          (410,854)
                                                      ---------------   ----------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..........................       15,290            47,332
Proceeds from reinvestment of distributions ........           --           410,514
Payments for shares redeemed .......................       (4,758)          (70,422)
                                                      ----------------   ----------------
Net increase in net assets from
capital share transactions .........................       10,532           387,424
                                                      ----------------   ----------------

Net increase (decrease) in net assets ..............       88,807        (1,205,765)
NET ASSETS
Beginning of period ................................      880,308         2,086,073
                                                      ----------------   -------------------
End of period ......................................     $969,115        $  880,308
                                                      ================   ===================
Accumulated net investment loss ....................        $(247)               --
                                                      ================   ===================
TRANSACTIONS IN SHARES OF THE FUND
Sold ...............................................        1,032             2,355
Issued in reinvestment of distributions ............           --            17,162
Redeemed ...........................................         (320)           (4,542)
                                                      ----------------   -------------------
Net increase .......................................          712            14,975
                                                      ================   ===================

                                                         See Notes to Financial Statements

10          1-800-345-2021                        See Glossary for a Definition of the Table

Notes to Financial Statements
--------------------------------------------------------------------------------
APRIL 30, 2002 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Giftrust Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act.
The fund's investment objective is to seek capital growth by investing primarily in common stocks. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of
America. These policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.
Securities lending income is recorded on an accrual basis.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At October 31, 2001, accumulated net realized capital loss carryovers for federal income tax purposes of $459,060,379 (expiring in 2009) may be used to offset future taxable gains.

                                                 www.americancentury.com      11

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annual management fee for the fund is 1.00%.

    RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century
Investment Services, Inc., and the corporation's transfer agent, American
Century Services Corporation.

    During the six months ended April 30, 2002, the fund invested in a money market fund for temporary purposes that was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPM (See Note 5). The fund also has a securities lending agreement with JPMorgan Chase Bank (Chase) (see Note 4). Chase is a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2002, totaled $615,925,017 and
$620,744,604, respectively.

    At April 30, 2002, accumulated net unrealized appreciation on investments was $104,721,115 based on the aggregate cost of investments for federal income tax purposes of $860,170,939 which consisted of unrealized appreciation of
$131,109,450 and unrealized depreciation of $26,388,335.

4. SECURITIES LENDING

    At April 30, 2002, securities in Giftrust valued at $214,580,911 were on loan through the lending agent, Chase, to certain approved borrowers. Chase receives and maintains collateral in the form of cash, U.S. Treasury or
Government Agency securities and/or letters of credit for the fund. The total value of collateral, at April 30, 2002, was $236,651,760. The value of cash collateral at period end is disclosed in Giftrust's Statement of Assets and
Liabilities. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

5. BANK LOANS

    The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPM, which was renewed from
$520,000,000 effective December 18, 2001. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended April 30, 2002.

12      1-800-345-2021

Giftrust--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                           2002(1)    2001       2000      1999       1998      1997
======================================================================================================
PER-SHARE DATA
Net Asset Value, Beginning of Period ... $14.04      $43.71     $26.80    $16.85    $25.46    $25.79
                                        ---------------------------------------------------------------
Income From Investment Operations
  Net Investment Loss(2) ...............   --(3)      (0.02)     (0.32)    (0.14)    (0.12)    (0.18)
  Net Realized and
  Unrealized Gain (Loss) ...............   1.24      (21.07)     17.23     10.09     (7.74)     0.63
                                        ---------------------------------------------------------------
  Total From Investment Operations ....    1.24      (21.09)     16.91      9.95     (7.86)     0.45
                                        ---------------------------------------------------------------
Distributions
  From Net Investment Income. .........      --          --         --        --     (0.75)    (0.78)
  From Net Realized Gains .............      --       (8.58)        --        --      --(3)       --
                                        ---------------------------------------------------------------
  Total Distributions .................      --       (8.58)        --        --     (0.75)    (0.78)
                                        ---------------------------------------------------------------
Net Asset Value, End of Period ........  $15.28      $14.04     $43.71    $26.80    $16.85    $25.46
                                        ===============================================================
  Total Return(4) .....................    8.83%     (56.36)%    63.10%    59.05%   (31.55)%    1.95%
=======================================================================================================
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................   1.00%(5)     1.00%     1.00%     1.00%      1.00%     1.00%
Ratio of Net Investment
  Loss to Average Net Assets ........... (0.05)%(5)   (0.11)%   (0.75)%   (0.66)%    (0.54)%   (0.74)%
Portfolio Turnover Rate ................       73%       196%       92%      117%       147%      118%
Net Assets, End of
  Period (in millions) .................      $969       $880    $2,086    $1,250       $757    $1,024

(1)  Six months ended April 30, 2002 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

See Notes to Financial Statements

See Glossary for a Definition of the Table       www.americancentury.com      13

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers more than a dozen growth funds, including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own companies whose earnings and revenues are growing at an accelerating rate.
Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies:

     AMERICAN CENTURY GIFTRUST generally invests in the securities of medium-sized companies that exhibit accelerating growth. Shares of Giftrust can be given only as a gift to someone other than yourself or your spouse, and all investments must remain in the fund for a minimum of 10 years or until the recipient reaches the age of majority, whichever is later. Historically, smaller-cap stocks have been more volatile than the stocks of larger, more established companies. Therefore, the fund is subject to significant price volatility but offers high long-term growth potential. See enclosed prospectus supplement for changes effective August 1, 2002.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 INDEX is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 INDEX, a market-value weighted index, consists of 400 domestic stocks chosen for market size, liquidity, and industry group presentation.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies based on total market capitalization.

     The RUSSELL MIDCAP INDEX measures the performance of the 800 smallest companies in the Russell 1000 Index. The RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

[left margin]

PORTFOLIO MANAGERS
  Giftrust
       LINDA PETERSON, CFA
       KURT STALZER

14      1-800-345-2021

Glossary
--------------------------------------------------------------------------------
RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial
Highlights" on page 13.

INVESTMENT TERMS

*   MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

*   WEIGHTED AVERAGE MARKET CAPITALIZATION-- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

*   NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

*   PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

*   PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's
P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

*   BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

*   GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $10.4 billion. This is Lipper's market capitalization breakpoint as of
April 30, 2002, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.5 billion and $10.4 billion. This is Lipper's market capitalization breakpoint as of April 30, 2002, although it may be subject to change based on market fluctuations. The S&P MidCap 400 Index and Russell 2500 Index generally consist of stocks in this range.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.5 billion. This is Lipper's market capitalization breakpoint as of April
30, 2002, although it may be subject to change based on market fluctuations. The
S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

*   VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

                                                www.americancentury.com      15

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

?   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price- fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

16      1-800-345-2021

[inside back cover]

                             AMERICAN CENTURY FUNDS

================================================================================
                                     GROWTH
================================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Opportunities
   New Opportunities II            International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

================================================================================
                               GROWTH AND INCOME
================================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

================================================================================
                                     INCOME
================================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term Tax-Free
   Treasury                        AZ Municipal Bond
   Ginnie Mae                      FL Municipal Bond
   Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
   Limited-Term Bond               CA Limited-Term Tax-Free
   Short-Term Government           Limited-Term Tax-Free
   Short-Term Treasury

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

================================================================================
                              CAPITAL PRESERVATION
================================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[american century logo and text logo (reg. sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

[right margin]

[photo of men rowing]

Who We Are

American Century offers investors more than 60 mutual funds spanning the investment spectrum. We currently manage $85  billion for roughly 2 million individuals, institutions, and  corporations, and offer a range of services designed to make  investing easy and convenient.

For four decades, American Century has been a leader in  performance, service, and innovation. From pioneering the use  of computer technology in investing to allowing investors to  conduct transactions over the Internet, we have been committed  to building long-term relationships and to helping investors  achieve their dreams.

In a very real sense, investors put their future in our hands. With  so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.
--------------------------------------------------------------------------------
American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200
www.americancentury.com

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                                AMERICAN CENTURY
                                   COMPANIES

0206                                 American Century Investment Services, Inc.
SH-SAN-29920S                     (c)2002 American Century Services Corporation